SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:
[   ] Preliminary Proxy Statement
[   ] Confidential,  for  use  of the  Commission  Only  (as  permitted by  Rule 14a-6(e)(2))
[ X ] Definitive  Proxy  Statement
[   ] Definitive  Additional Materials
[   ] Soliciting  Material  Pursuant  to  ss.  240.14a-11(c)  or  ss. 240.14a-12


                             LASERSIGHT INCORPORATED
                (Name of Registrant as Specified In Its Charter)

     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ X ] No fee required.

[   ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      1)  Title of each class of securities to which transaction applies:

      2)  Aggregate number of securities to which transaction applies:

      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined)

      4) Proposed maximum aggregate value of transaction:

      5) Total fee paid:

[  ]  Fee paid previously with preliminary materials.

[  ]  Check box if any part of the fee is offset as  provided  by  Exchange
      Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1) Amount Previously Paid:................................................

      2) Form, Schedule or Registration Statement No.:..........................

      3) Filing Party:..........................................................

      4) Date Filed:............................................................

                             LASERSIGHT INCORPORATED
                        3300 University Blvd., Suite 140
                           Winter Park, Florida 32792



Dear Fellow  Stockholder:

     You are cordially invited to attend the 1999 Annual Meeting of Stockholders of LaserSight Incorporated to be held at the Radisson Hotel Orlando Airport, 5555 Hazeltine National Drive, Orlando, Florida 32812, telephone (407) 856-0100, on Friday, June 18, 1999 at 10:00 a.m. local time. We are pleased to enclose the notice of our 1999 annual stockholders' meeting, together with the attached Proxy Statement, a proxy card and an envelope for returning the proxy card.
Also enclosed is LaserSight's 1998 Annual Report to Stockholders.

Please carefully review the Proxy Statement and then complete, date and sign your Proxy and return it promptly. If you attend the meeting and decide to vote in person, you may withdraw your Proxy at the meeting.

If you have any questions or need assistance in how to vote your shares, please call William Kern, Vice President, Corporate Development, at
(407) 678-9900, ext. 163. Your time and attention are appreciated.

                                   Sincerely,


                                   /s/ Michael R. Farris
                                   ---------------------------------------------
                                   Michael R. Farris
                                   President and Chief Executive Officer


May 26, 1999

                            LASERSIGHT INCORPORATED
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

     The  1999  Annual  Meeting  of  Stockholders   (the  "Annual  Meeting")  of
LaserSight Incorporated, a Delaware corporation (the "Company"), will be held on Friday, June 18, 1999 at 10:00 a.m. local time, at the Radisson Hotel Orlando Airport, 5555 Hazeltine National Drive, Orlando, Florida, for:

   1. The holders of the Company's Common Stock, Series C Preferred Stock and Series D Preferred Stock (collectively, the "Voting Holders"), voting together, to elect six directors, and the holders of the Series D Preferred Stock (the "Series D Holders") to elect one director, all of such persons to serve until the next annual meeting of stockholders and until their respective successors are duly elected and qualified;

   2. The Voting Holders to consider and vote on a proposal to approve an amendment to the Company's 1995 Stock Option Plan ("1995 Plan") to make certain amendments to the provisions regarding the exercise period of outstanding options following termination of service as a director (the "1995 Plan Proposal");

   3. The Voting Holders to consider and vote on a proposal to approve an amendment to the Company's 1996 Non-Employee Directors' Plan ("Directors' Plan") to, among other things, increase the aggregate number of shares available for issuance under the Directors' Plan, allow for option grants to directors that join the Board at a time other than at the Company's annual meeting, and provide for option grants to certain non-employee directors upon termination of service as a director (the "Directors' Plan Proposal");

   4. The Voting Holders to consider and vote on a proposal to approve an amendment to the Company's 1996 Equity Incentive Plan ("Equity Incentive Plan") to increase the aggregate number of shares available for issuance under the Equity Incentive Plan and to increase the maximum number of options any one employee may receive in a calendar year (the "Equity Incentive Plan Proposal");

   5. The Voting Holders to consider and vote on a proposal to approve the Company's 1999 Employee Stock Purchase Plan (the "Company ESPP Proposal");

   6. The Voting Holders to consider and vote on a proposal to ratify the appointment of KPMG LLP as auditors of the Company for the 1999 fiscal year (the "Auditor Ratification Proposal"); and

   7. The Voting Holders to transact such other business that is properly brought before the Annual Meeting.

These proposals are described in the attached Proxy Statement.

     Onlyholders of the Company's common stock (together with the associated preferred stock purchase rights, the "Common Stock"), the Company's Series C Convertible Participating Preferred Stock ("Series C Preferred Stock") and the Company's Series D Convertible Participating Preferred Stock ("Series D Preferred Stock") of record on the books of the Company at the close of business on April 20, 1999 (the "Record Date") will be entitled to notice of and to vote at the Annual Meeting or any adjournments or postponements thereof. A list of stockholders as of the Record Date will be available at the Annual Meeting.

     Your vote is important. All stockholders are invited to attend the Annual Meeting in person. However, to assure your representation at the Annual Meeting, please mark, date and sign your Proxy and return it promptly in the enclosed envelope. Any stockholder attending the Annual Meeting may vote in person even if the stockholder returned a Proxy.

                                    By Order of the Board of Directors,


                                    /s/ Gregory L. Wilson
                                    --------------------------------------------
                                    Gregory L. Wilson
                                    Secretary

Winter Park, Florida
May 26, 1999


     Please return the enclosed proxy, which is being solicited on behalf of the Board of Directors of LaserSight, in the enclosed envelope, which requires no postage if mailed in the United States.

                             LASERSIGHT INCORPORATED
                        3300 University Blvd., Suite 140
                           Winter Park, Florida 32792


                                 PROXY STATEMENT

     Proxies in the accompanying form are being solicited by the Board of Directors of the Company for use at the Annual Meeting of Stockholders on Friday, June 18, 1999, or at any adjournment or postponement thereof. The Annual Meeting will be held at the Radisson Hotel Orlando Airport, 5555 Hazeltine National Drive, Orlando, Florida 32812 at 10:00 a.m. local time. This Proxy Statement is first being mailed to stockholders on or about May 26, 1999.

     Proxies are being solicited hereby from (1) the holders of the Company's Common Stock and Series C Preferred Stock with respect to each of the matters to be presented at the Annual Meeting, except for the election of one director to be elected solely by the holders of the Series D Preferred Stock as described under Proposal No. 1 below (the "Series D Director"), and (2) the holders of the Company's Series D Preferred Stock with respect to each of the matters to be presented at the Annual Meeting, including the election of the Series D Director. Because of these differences in voting rights, separate forms of proxy are being distributed to the holders of Common Stock, Series C Preferred Stock and Series D Preferred Stock. To the extent that any Voting Holder owns Common Stock and Preferred Stock, such stockholder will receive separate proxy cards, and must complete and return each of such proxies in order to ensure that the voting power represented by the Common Stock and Preferred Stock held by such person are voted by proxies.

            INFORMATION CONCERNING SOLICITATION OF PROXIES AND VOTING

     Record Date. The Board of Directors has fixed the close of business on April 20, 1999 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting. On the Record Date, the Company had outstanding 15,506,635 shares of Common Stock, 2,000,000 shares of Series C Preferred Stock and 2,000,000 shares of Series D Preferred Stock. The Common Stock, the Series C Preferred Stock and the Series D Preferred Stock are sometimes referred to collectively in this Proxy Statement as the "Voting Shares." A list of stockholders of record entitled to vote at the Annual Meeting will be available for inspection by any stockholder, for any purpose germane to the meeting, during normal business hours, for a period of 10 days prior to the meeting at the office of the Company located at 3300 University Blvd., Suite 140, Winter Park, Florida 32792. Such list will also be available at the Annual Meeting.

     Voting Rights. Each share of Common Stock outstanding as of the Record Date is entitled to one vote upon each of the matters to be presented at the Annual Meeting, except for the election of the Series D Director as described under Proposal No. 1 below. Each share of Series C Preferred Stock and Series D Preferred Stock outstanding as of the Record Date is entitled to one vote for each share of Common Stock into which such Preferred Stock is then convertible upon each of the matters to be presented at the Annual Meeting, except for the election of the Series D Director which will be solely by the holders of the Series D Preferred Stock. The Series C Preferred Stock and Series D Preferred Stock are convertible into Common Stock on a share-for-share basis.

     Voting at the Annual Meeting. The presence of holders of a majority of the outstanding Voting Shares, whether in person or by proxy, will constitute a quorum at the Annual Meeting. The Company's Certificate of Incorporation does not provide for cumulative voting. A plurality of the votes of the Voting Shares present, either in person or by proxy, and entitled to vote on the election of directors at the Annual Meeting is required to elect the six directors to be elected by the Voting Holders. A plurality of the votes of the shares of Series D Preferred Stock present, either in person or by proxy, and entitled to vote on the election of the Series D Director at the Annual Meeting is required to elect the Series D Director. The affirmative vote of the holders of a majority of the

Voting Shares present, either in person or by proxy, and entitled to vote at the Annual Meeting is required to approve the 1995 Plan Proposal, the Directors' Plan Proposal, the Equity Incentive Plan Proposal, the Company ESPP Proposal, and the Auditor Ratification Proposal.

     Abstentions will be considered present for purposes of determining whether a quorum exists. Shares represented at the Annual Meeting which are held by a broker or nominee and as to which (1) instructions have not been received from the beneficial owner or the person entitled to vote and (2) the broker or nominee does not have discretionary voting power with respect to one or more matters are considered not entitled to vote on such matters ("broker non-votes"). Shares that are broker non-votes with respect to all matters voted upon do not count towards a quorum. However, if such shares are voted with respect to any item, they will count towards a quorum. In accordance with Delaware law and the Company's Certificate of Incorporation and Bylaws, (1) for the election of directors, which requires a plurality of the votes present, votes withheld and broker non-votes will not be counted, and (2) for the adoption of all other proposals, which require a majority of the Voting Shares present in person or by proxy and entitled to vote, broker non-votes will not be considered present, but abstentions will have the effect of a vote against such proposals.

     Proxies; Revocation. Whether or not you plan to attend the Annual Meeting, please sign, date and mail your proxy in the enclosed postage prepaid envelope. The proxies will vote your shares according to your instructions. In the absence of contrary instructions, shares represented by any proxy will be voted for the election of the applicable nominees listed in Proposal No. 1 and for all of the other proposals recommended by the Board of Directors in this Proxy Statement. The proxy card gives authority to the proxies to vote your shares in their discretion on any other matter presented at the Annual Meeting.

     Any stockholder who executes and returns a proxy may revoke it at any time before it is exercised by filing with the Secretary of the Company written notice of such revocation or a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy.

     Solicitation. The cost of soliciting proxies will be borne by the Company. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Proxies may also be solicited by certain of the Company's directors, officers and employees, without additional compensation, personally or by telephone, telegraph or facsimile.

                                 PROPOSAL NO. 1:
                              ELECTION OF DIRECTORS

     The nominees for the Board of Directors are set forth below. The terms of all incumbent directors expire at the Annual Meeting or at such later time as their successors have been duly elected and qualified. Also, effective as of the date of the Company's 1999 Annual Meeting of Stockholders, the Board of Directors has approved an amendment to the Company's Bylaws that provides for the Company to have seven rather than nine directors. Nominees elected at the Annual Meeting will serve until the next annual meeting of stockholders and until their successors have been duly elected and qualified. All seven of the nominees are currently directors of the Company and are standing for reelection. Six of the nominees are for election by all holders of Voting Shares and one nominee, Juliet Tammenoms Bakker, is for election by the holders of Series D Preferred Stock.

     The nominees have agreed to serve if elected. However, if any nominee becomes unable or unwilling to serve if elected, the applicable proxies will be voted for the election of the person, if any, recommended by the Board of Directors or, in the alternative, for holding a vacancy to be filled by the Board of Directors. The Board of Directors has no reason to believe that any nominee will be unable or unwilling to serve.

     Listed below are the names and ages of the nominees, the year each individual began continuous service as director of the Company, and the business experience of each, including principal occupations, at present and for at least the past five years.

Nominees for Election by the Voting Holders at the Annual Meeting

Michael R. Farris (39)                                       Director since 1995

     Mr. Farris has been the Company's President and Chief Executive Officer since November 1995. He had previously been President and Chief Executive Officer of The Farris Group ("TFG") (which the Company acquired from Mr. Farris in February 1994) and predecessor consulting and search firms for more than 10 years.

Francis E. O'Donnell, Jr., M.D. (49)                         Director since 1992

     Dr. O'Donnell has been the Chairman of the Board of the Company since April 1993. He also was Chief Executive Officer of the Company from April 1993 to July 1993. He is the Medical Director of the O'Donnell Eye Institute, St. Louis, Missouri, which has performed photorefractive keratectomy procedures since 1989. He is Chairman and Chief Executive Officer of PerArdua Corporation and BioKeys, privately-held biopharmaceutical companies. He was a member of Laser Skin Toner, L.L.C., a privately-held aesthetic laser company, until its sale in July 1998, and is a member of Sublase, L.L.C., a privately-held medical laser company. He is also a Clinical Professor of Ophthalmology at the St. Louis University School of Medicine and the founder and managing partner of the Hopkins Capital Group, L.L.C.

J. Richard Crowley (43)                                      Director since 1994

     Mr. Crowley has been President of LaserSight Technologies since October 1997, its Chief Operating Officer since June 1997 and the Company's Chief Operating Officer since October 1998. He had previously been the Chief Operating Officer and Chief Financial Officer of Clinical Diagnostic Systems, Inc., a medical diagnostic testing company, since 1991. From 1984 to 1991, he was President and Chief Financial Officer of Control Laser Corporation, a manufacturer of industrial lasers.

David T. Pieroni  (53)                                       Director since 1996

     Mr. Pieroni has been President of Pieroni Management Counselors, Inc., a management consulting company, since September 1996 and during a portion of 1995. He was President of the Company's TFG subsidiary from November 1995 to September 1996. From 1991 to 1995, he was President of Spencer & Spencer Systems, Inc., an information systems consulting company. From 1977 to 1990, he was a partner in the health care and management consulting practice of a predecessor of Ernst & Young LLP. He is a director of Citation Computer Systems Inc., a health care software company.

Terry A. Fuller, Ph.D. (50)                                  Director since 1997

     Dr. Fuller has been President and Chief Executive Officer of Fuller Research Corporation, a privately-held producer of high-technology surgical devices, since March 1984. Since December 1998, he has also served as President and Chief Executive Officer of PhotoVision Pharmaceuticals, Inc., a development-stage biotechnology company. From December 1997 through its sale in July 1998, he served as President and Chief Executive Officer of Laser Skin Toner, Inc. From 1990 to January 1997, he was Chief Operating Officer and Executive Vice-President of Surgical Laser Technologies, Inc., a producer of laser systems for surgical use.

Gary F. Jonas (54)                                           Director since 1998

     Mr. Jonas has been the Executive Vice President, Strategic Growth for TLC The Laser Center Inc. since 1997. Prior to joining TLC in 1997, Mr. Jonas was a founder and Chief Executive Officer of 20/20 Laser Centers Inc. from 1993 to February 1997. From 1988 to 1993, Mr. Jonas served as the President and Chief Operating Officer of Earle Palmer Brown, an advertising agency in the United States. From 1975 to 1988, Mr. Jonas was the Chief Executive Officer of University Research Corporation, a health service consulting company.

         The Board of Directors recommends that stockholders vote "FOR"
                             the foregoing nominees.

Nominee for Election by the Holders of Series D Preferred Stock at the Annual Meeting

        Information regarding the member of the Board of Directors who is subject to election at the Annual Meeting by the holders of Series D Preferred Stock is set forth below:

Juliet Tammenoms Bakker (37)                                 Director since 1998

     Ms.   Tammenoms  Bakker  has  been  a  Vice  President  of  Pequot  Capital
Management, Inc., and a predecessor thereof, Dawson Samberg Capital Management, Inc., both private investment firms, since March 1997. Pequot is the investment manager of Pequot Equity Fund, L.P. Previously, Ms. Tammenoms Bakker had the following roles at Waste Management International in London and the U.S.:
Director of Strategic Planning from 1993 to 1994 and Director, Operations from 1994 to 1996.

Directors Not Standing For Reelection

     Information regarding the members of the Board of Directors who are not standing for reelection at the Annual Meeting is set forth below:

Richard C. Lutzy (53)                                        Director since 1995

     Mr. Lutzy has been the founder and Chief Executive Officer of Palmer Capital Corporation, a financial advisory and venture capital services company, since 1988. From 1981 through 1987, he was Managing Director of Merrill Lynch Private Capital, Ltd., a London-based investment banking subsidiary of Merrill Lynch & Company.

Thomas Quinn (50)                                            Director since 1994

     Mr. Quinn has been President of Smithton Rockwell & Irwin, a development company in the areas of healthcare management services and consulting programs for managed care, since February 1998. From 1995 to 1997, he was a Vice President of the Hospital Alliance Division of Olsten Kimberly QualityCare, a home health care management services provider and a subsidiary of Olsten Corp. From 1992 to 1995, he was Vice President of Sales and Marketing of Integrated Health Services, Inc., a post-acute health care provider.

                   BOARD OF DIRECTORS MEETINGS AND COMMITTEES

     During 1998, the Board of Directors met in person or by telephone conference call 26 times. No member of the Board attended fewer than 75% of the aggregate of the total number of meetings of the Board of Directors and of the meetings of committees on which such director serves.

     The Board of Directors has an Executive Committee, an Audit and Finance Committee, a Executive Compensation and Stock Option Committee and a Nominating Committee. Each such committee consists of one or more directors appointed by the Board of Directors.

     The Executive Committee is responsible for facilitating certain executive actions, thereby eliminating the need for full Board approval for such actions. Specific duties, responsibilities and authority are established by the full Board of Directors from time to time. The Executive Committee did not meet during 1998. The Executive Committee consists of Messrs. O'Donnell and Farris and Ms. Bakker.

     The Audit and Finance Committee is responsible for recommending the appointment of independent accountants; reviewing the arrangements for and scope of the audit by independent accountants; reviewing the independence of the independent accountants; considering the adequacy of the system of internal accounting controls and reviewing any proposed corrective actions; discussing with management and the independent accountants the Company's draft annual financial statements and key accounting and/or reporting matters; and reviewing the terms of potential acquisitions. The Audit and Finance Committee met five times. The Audit and Finance Committee consisted of Messrs. Lutzy, Pieroni, and Crowley until December 1998, when it was revised to include Messrs. Pieroni, Lutzy, Fuller and Ms. Bakker.

     The Nominating Committee is responsible for reviewing the qualifications of, and recommending to the Board of Directors, candidates for election to the Board of Directors. The Nominating Committee considers suggestions from many sources regarding possible candidates for director. Although there are no formal procedures for stockholders to recommend nominations, the Nominating Committee will consider shareholder recommendations for the 2000 Annual Meeting. Any such recommendation, together with appropriate biographical information and a statement of the reasons for such recommendation, should be addressed to Mr. Gregory L. Wilson, Secretary of the Company, and received at the Company's principal offices by December 31, 1999. In 1998, the Nominating Committee met three times. The Nominating Committee consisted of Messrs. Crowley, Lutzy and Quinn until December 1998, when it was revised to include Messrs. Fuller, Jonas, Pieroni and Quinn.

     The Executive Compensation and Stock Option Committee (the "Compensation Committee") is responsible for reviewing the Company's general compensation strategy; establishing salaries and reviewing benefit programs for certain executive officers; reviewing, approving, recommending and administering the Company's stock option plans and certain other compensation plans; and approving certain employment contracts. In 1998, Compensation Committee met 16 times. The Compensation Committee consisted of Messrs. Quinn, Lutzy and Fuller until December 1998, when it was revised to include Messrs. Jonas, Quinn, Lutzy and Ms. Bakker.

                            COMPENSATION OF DIRECTORS

      Each non-employee director receives a fee of $500 for each board or committee meeting attended. In addition, during 1998, each non-employee director was granted an option under the Company's Non-Employee Directors Stock Option Plan to purchase 15,000 shares of Common Stock and each committee chairman and the Chairman of Board was granted an additional option to purchase 5,000 shares. The exercise price of each such option on June 30, 1998, was $4.78 per share (100% of the market price of Common Stock on the date of grant). Directors who are also full-time employees of the Company received no additional cash compensation for services as directors.

           SECURITY OWNERSHIP OF MANAGEMENT AND PRINCIPAL STOCKHOLDERS

     The following table sets forth certain information regarding the beneficial ownership, as of April 29, 1999, of the Company's voting securities which includes its Common Stock, Series C Preferred Stock and Series D Preferred Stock by (1) each person known to the Company to beneficially own 5% or more of any class of voting security, (2) each director, and (3) all officers and directors of the Company as a group. Unless otherwise indicated below, the persons named below have sole voting and investment power with respect to the number of shares set forth opposite their respective names. For purposes of the following table, each person's "beneficial ownership" of the Common Stock has been determined in accordance with the rules of the Securities and Exchange Commission ("SEC").

                                                             Class of Voting Securities
                                               Common Stock                                                 Voting Authority
Name and Address of Beneficial Owner           Ownership(1)      Series C Preferred   Series D Preferred      Ownership (8)
------------------------------------           ------------      ------------------   ------------------      -------------

Directors, Nominees and Executive Officers:
         Francis E. O'Donnell, Jr., M.D      419,552 (2)(3)                       0                    0             419,552
                                                       2.7%                                                             2.1%
         Michael R. Farris                      546,000 (3)                       0                    0             546,000
                                                       3.5%                                                             2.8%
         J. Richard Crowley                      88,700 (3)                       0                    0              88,700
                                                          *                                                                *
         Terry A. Fuller                                  0                       0                    0                   0
                                                          *                                                                *
         Richard C. Lutzy                        38,000 (3)                       0                    0              38,000
                                                          *                                                                *
         Thomas Quinn                            41,050 (3)                       0                    0              41,050
                                                          *                                                                *
         David T. Pieroni                       117,500 (3)                       0                    0             117,500
                                                          *                                                                *
         Juliet Tammenoms Bakker                          0                       0                    0                   0
                                                          *                                                                *
         Gary F. Jonas                                    0                       0                    0                   0
                                                          *                                                                *
         Gregory L. Wilson                       50,000 (3)                       0                    0              50,000
                                                          *                                                                *
All directors,  nominees and  executives
officers as a group (10 persons)              1,300,802 (3)                       0                    0           1,300,802
                                                       8.1%                                                             6.5%
Other 5% Stockholders:
         James W. Vaughan (4)
         2470 Schuetz Road                        1,110,225                       0                    0           1,110,225
         Maryland Heights, MO 63043                    7.2%                                                             5.7%

         TLC The Laser Center, Inc              814,800 (5)           2,000,000 (6)                    0           2,814,800
         5600 Explorer Drive, Suite 301                5.2%                    100%                                    14.4%
         Mississauga, Ontario
         Canada  L4W 4Y2

         Pequot Capital Management, Inc         550,000 (5)                       0        2,000,000 (6)           2,550,000
         500 Nyala Farm Road                           3.5%                                         100%               13.0%
         Westport, CT  06880


                                       6

                                                             Class of Voting Securities
                                               Common Stock                                                 Voting Authority
Name and Address of Beneficial Owner           Ownership(1)      Series C Preferred   Series D Preferred      Ownership (8)
------------------------------------           ------------      ------------------   ------------------      -------------
            (continued)
         Michael A. Roth and Brian J. Stark     940,508 (7)                       0                    0             940,508
         1500 West Market Street                       5.7%                                                             4.7%
         Mequon, WI 53092

         Mercacorp Inc.                           1,500,000                       0                    0           1,500,000
         c/o Ziegler, Ziegler & Altman LLP             8.8%                                                             7.1%
         750 Lexington Avenue
         New York, NY  10022

     *   Less than 1%.

(1) Each number of shares of Common Stock shown as owned in this column assumes the exercise of all currently-exercisable options and warrants held by the applicable person or group. Each percentage shown in this column assumes the exercise of all such options and warrants by the applicable person or group, but assumes that no options, warrants held by any other persons are exercised or converted.

(2) Includes 262,274 shares held by the Irrevocable Trust No. 7 for the benefit of the Francis E. O'Donnell, Jr., M.D. Trust and 22,778 shares held by the Francis E. O'Donnell, Jr. Descendants Trust. Ms. Kathleen M. O'Donnell, the sister of Dr. O'Donnell, is trustee of both Trusts. Dr. O'Donnell disclaims beneficial ownership of such shares.

(3)  Includes   options  to  acquire  shares  of  Common  Stock  which  are  now exercisable or will first become exercisable on or before June 28, 1999, as follows: Dr. O'Donnell (86,000); Mr. Farris (130,000); Mr. Crowley (80,000); Mr. Lutzy (30,000); Mr. Quinn (40,000); Mr. Pieroni (115,000);
     Mr. Wilson (35,000); and all directors and executive officers as a group (516,000).

(4)  Information derived from a beneficial owners report as of March 15, 1999.

(5) Represents (a) the number of actual shares of Common Stock presently owned by such persons (based on written information supplied to the Company as of April 29, 1999), and (b) such additional shares of Common Stock that would have been issuable if the indicated person had exercised all of its warrants at a price of $5.125 (50,000 each by TLC and Pequot).

(6) Each share of Series C Preferred Stock and Series D Preferred Stock is convertible into one share of Common Stock.

(7)  Information  derived from a Schedule  13G as of March 24, 1999.  Represents
     (a) the number of actual shares of Common Stock beneficially owned by Stark International (354,600 shares) and Shepherd Investments International, Ltd. (154,600 shares), both of which are partnerships of which both reporting persons are managing partners, and (b) additional shares of Common Stock that would have been issuable if the indicated beneficial owners had exercised all of its warrants previously issued by the Company (Stark International 225,654 warrant shares and Shepherd Investments 205,654 warrant shares).

(8) On the basis of voting authority, as of April 29, 1999, a total of 19,506,135 shares of Common Stock would be outstanding. This amount is composed of (a) 15,506,135 shares of Common Stock outstanding as of April 29, 1999, (b) 2,000,000 shares of Common Stock issuable upon the exercise of the Series C Preferred Stock, and (c) 2,000,000 shares of Common Stock issuable upon the exercise of the Series D Preferred Stock. Added to this total are the exercisable options and warrants held by the applicable person or group.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires the Company's officers and directors, and persons who own more than 10% of the outstanding Common Stock, to file reports of ownership and changes in ownership of such securities with the SEC. Officers, directors and over-10% beneficial owners are required to furnish the Company with copies of all Section 16(a) forms they file. Based solely upon a review of the copies of the forms furnished to the Company, and/or written representations from certain reporting persons that no other reports were required, the Company believes that all
Section 16(a) filing requirements applicable to its officers, directors and over-10% beneficial owners during or with respect to the year ended December 31, 1998 were met.

                             EXECUTIVE COMPENSATION

     The  following  table  sets  forth  summary   information   concerning  the
compensation paid or earned for services rendered to the Company in all capacities during 1996, 1997 and 1998 for (1) the Company's Chief Executive Officer ("CEO"), and (2) each of the other executive officers of the Company serving at December 31, 1998 whose total annual salary and bonus for 1998 exceeded $100,000 (collectively, the "Named Executive Officers"). During such years, the Company did not make any grants of stock appreciation rights ("SARs") or restricted stock or any awards or payouts under any long-term incentive plan.

                                                  Summary Compensation Table

                                                                                                Long Term
                                                                                               Compensation
                                                           Annual Compensation                    Awards
                                              -----------------------------------------------     ------
                                                                              Other             Securities          All
                                                                              Annual            Underlying         Other
                                                                              Compen-            Options/       Compensation
    Name and Principal Position        Year     Salary ($)      Bonus ($)     sation              SARs(#)           ($)
    ---------------------------        ----     ------------    ---------     -------            --------       ------------
Michael R. Farris                      1998       250,000        50,000          --              250,000             --
  President and CEO                    1997       250,000            --          --                   --             --
                                       1996       250,000            --          --                   --             --

J. Richard Crowley                     1998       154,800            --          --                   --             --
  Chief Operating Officer(1)           1997        80,221            --          --               80,000             --

Gregory L. Wilson                      1998       155,400            --          --               25,000         13,192(2)
  Chief Financial Officer              1997       150,000            --          --                   --             --
                                       1996       120,000            --          --                   --             --

(1) Mr. Crowley joined the Company in June 1997 and has been President and Chief Operating Officer of LaserSight Technologies since that time and Chief Operating Officer of the Company since October 1998.

(2)  Consists of relocation allowance paid.


      The following table sets forth certain information concerning stock options granted to the Named Executive Officers during 1998. No SARs were granted during 1998.

                      Option/SAR Grants In Last Fiscal Year

                                                      Individual Grants
                                --------------------------------------------------------------
                                                                                                    Potential Realizable
                                   Number of       % of Total                                         Value at Assumed
                                  Securities        Options/                                        Annual Rates of Stock
                                  Underlying          SARs                                         Price Appreciation for
                                   Options/        Granted to     Exercise or                            Option Term
                                     SARs         Employees in    Base Price     Expiration              -----------
              Name                Granted (#)     Fiscal Year       ($/Sh)          Date             5% ($)            10% ($)
              ----                -----------     -----------    -  -------     -----------         -------            -------
  Michael R. Farris                 40,000            7.6%           $4.78       6/30/2003         $ 52,825         $  116,730
                                   210,000           47.3%            4.38      12/31/2006          438,662          1,050,672
  J. Richard Crowley                    --              --              --             --                --                 --
  Gregory L. Wilson                 25,000            4.7%            2.41       4/16/2003           16,646             36,783

     The following table sets forth certain information relating to options held by the Named Executive Officers at December 31, 1998:

               Aggregated Option/SAR Exercises in Last Fiscal Year
                          and FY-End Option/SAR Values


                                                                   Number of Securities
                                                                  Underlying Unexercised      Value of Unexercised
                                                                     Options/SARs at        In-the-Money Options/
                                                                      Year-End(#)(1)      SARs at Year-End($)(1)(2)
                                      Shares                          --------------      -------------------------
                                   Acquired on         Value           Exercisable/               Exercisable/
              Name                 Exercise (#)    Realized($)(1)     Unexercisable             Unexercisable
              ----                 ------------    --------------     -------------             -------------
Michael R. Farris                      --               --            30,000/250,000               $0/108,750
J. Richard Crowley                     --               --            45,000/60,000                 1,020/0
Gregory L. Wilson                      --               --            22,500/12,500              30,863/30,862

(1)  No SARs have been issued by the Company.
(2) Based on the $4.875 closing price of the Common Stock on the Nasdaq National Market on December 31, 1998 when such price exceeds the exercise price for an option.

Employment  Agreements

     In October 1998, the Company entered into a revised employment agreement with Mr. Farris, which the Company and Mr. Farris agreed to further amend in April 1999 (as amended, the "Employment Agreement"). The Employment Agreement provides for a three-year term, an annual base salary of $250,000, a total of 210,000 stock options granted in 1998 and 131,250 stock options granted in 1999. In addition, 58,750 stock options will be granted on June 18, 1999, the date of the Company's 1999 annual meeting, if the Company's shareholders approve an increase in the number of shares available in the Company's stock option plan. The Employment Agreement also provides for opportunity for an annual cash performance bonus of up to 25% of base salary based upon specific objectives established by the Executive Compensation and Stock Option Committee, and an opportunity for an annual cash additional bonus in an aggregate amount of 20% of base salary if all or a portion of certain events or goals identified from time to time by the Executive Compensation and Stock Option Committee occur or are achieved. If the employment of Mr. Farris is terminated by the Company without "cause" or by him with "good reason" (as such terms are defined in the Employment Agreement), Mr. Farris would be entitled to all salary and other benefits under the Employment Agreement through the later of (1) the remaining term of the Agreement or (2) one year after the date of his termination. The Employment Agreement includes non-compete and confidentiality covenants. The Compensation Committee reviews Mr. Farris' employment arrangements from time to time and may grant Mr. Farris additional stock options or otherwise modify his employment arrangements in the future based on those reviews.

Severance Arrangement

     In connection with the resignation of Mr. Pieroni as President of TFG and Chief Development Officer of the Company in September 1996, the Company agreed, in lieu of the provisions under his employment agreement, to the following: (1) the payment of six months salary ($75,000) in monthly installments, (2) the amendment of Mr. Pieroni's option to purchase 200,000 shares of Common Stock at an exercise price of $11.25 per share to provide that as to 100,000 shares, such options become fully exercisable, and as to the remaining 100,000 shares, the options will be canceled, and (3) the continuation of a car allowance, office space and clerical support for six months. If the Company's stockholders approve the 1995 Plan Proposal these options would remain exercisable until the options expire on March 15, 2001.

Compensation Committee Interlocks and Insider Participation

     During 1998, the Compensation Committee consisted of Messrs. Quinn, Lutzy and Fuller until December, when it was revised to include Messrs. Jonas, Quinn, Lutzy and Ms. Bakker. None of the members of this committee were employees of the Company while serving on this committee; however, Mr. Jonas and Ms. Bakker have certain relationships and related transactions which require disclosure in this Proxy Statement under applicable federal securities laws. See "Certain Relationships and Related Transactions --TLC Laser Sales," "--TLC License Agreement," "--1999 Private Placement."

Compensation Committee Report on Executive Compensation

     The  Compensation  Committee  of  the  Board  of  Directors,   composed  of
independent outside directors, is responsible for setting the policies that govern the Company's compensation programs, administering the Company's equity compensation plans, and establishing the cash compensation of executive officers. The Compensation Committee's objectives are to establish compensation programs designed to attract, motivate, retain, and reward executives who can lead the Company in achieving its long-term business goals in a highly competitive and rapidly changing industry, whose services the Company needs to maximize its return to stockholders, and to ensure that management compensation is reasonable in light of the Company's objectives, compensation for similar personnel in other companies, and other relevant criteria. The compensation mix for executive officers consists of base salaries, a cash bonus system, and stock option awards. As a result, much of an executive officer's compensation is based upon the financial performance of the Company.

     The  Compensation   Committee   periodically   establishes  each  executive
officer's base salary based on the committee's evaluation of the officer's performance and contribution in the previous year and on competitive pay practices.

     The CEO's employment agreement was revised in October 1998 after several months of discussion and planning. At that time, the Compensation Committee consisted of Messrs. Quinn, Lutzy and Fuller. See "Employment Agreements" above. The Compensation Committee did not increase the base salary of Mr. Farris in 1998 in light of recent losses, but provided for bonus opportunities to be based on specific goals to be defined, including budgeted operations, starting in 1999. The Compensation Committee recommended and the board concurred that Mr. Farris be awarded a $50,000 cash bonus in 1998 resulting from the successful financing completed in June 1998. The stock options granted to Mr. Farris during

1998 were the first option grants provided to Mr. Farris since 1995, and were part of a comprehensive, multi-year employment agreement intended to provide Mr. Farris with incentives to lead the Company to improved performance.

     The Compensation Committee and the Board of Directors believe that management's ownership of a significant equity interest in the Company is a major incentive in building stockholder wealth and aligning the long-term interests of management and stockholders. Stock options, therefore, are granted by the Compensation Committee at option prices not less than the fair market value of Common Stock on the grant date. Thus stock options have no value unless the share price increases over the fair market value on the date of grant. Option awards contribute to the retention of key executives since executives realize the benefits of options only as they vest based on tenure after the grant. The Compensation Committee determines which employees receive stock option grants by evaluating the responsibilities and relative positions of key employees in comparison to like or similar positions at competitor companies.

     Section 162(m) of the Internal Revenue Code, enacted in 1993, generally disallows a tax deduction to public companies for compensation in excess of $1 million paid to a corporation's Chief Executive Officer or four other most-highly compensated executive officers named in the proxy statement. The Compensation Committee has reviewed the possible effect on the Company of
Section 162(m), and it does not believe that such section will be applicable to the Company in the foreseeable future, but will review compensation practices as circumstances warrant. To this effect, the Equity Incentive Plan made it possible for the Company to satisfy the conditions for an exemption from Section 162(m)'s deduction limit. However, other characteristics of a grant affect whether or not compensation received from a stock option is counted in determining whether an executive officer has received compensation in excess of $1 million.

Compensation Committee

Gary F. Jonas
Thomas Quinn
Richard Lutzy
Juliet Tammenoms Bakker

Performance Information

     The following graph compares the performance of the Company's cumulative stockholder return at December 31 of each year between 1993 and 1998 with stockholder returns on (1) the Nasdaq Non-Financial Composite Index and (2) the Nasdaq National Market Composite Index. The graph assumes that the value of the investment in the Common Stock and each index was $100 at December 31, 1993 and that all dividends, if any, were reinvested.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC.


                                         Base Point   Return      Return     Return      Return     Return
Company/Index Name                          1993       1994        1995       1996        1997       1998
------------------                          ----       ----        ----       ----        ----       ----
LASERSIGHT INCORPORATED                     100         157        167         83          35         62

NASDAQ NON-FINANCIAL                        100         96         134         163        191        280

NASDAQ NATIONAL MARKET                      100         98         138         170        209        293

Certain Relationships and Related Transactions

     LaserSight   Centers.  In  March  1997,  pursuant  to  an  amendment  to  a previously-reported 1993 acquisition agreement (as so amended, the "Amended Centers Agreement"), the Company issued 625,000 unregistered shares of Common Stock to a group of former stockholders and former optionholders (the "Former Centers Holders") of LaserSight Centers Incorporated ("LaserSight Centers"), a developmental stage company that the Company acquired in April 1993 and through which the Company intends to begin to provide services for ophthalmic laser surgical centers using excimer and other lasers. The Amended Centers Agreement also provides for issuance of up to 600,000 additional shares of Common Stock to the Former Centers Holders to the extent that a revised earnout, as described below, is satisfied through March 31, 2002. Trusts for the benefit of Dr. O'Donnell, the Chairman of the Board of the Company, or his descendants (collectively, the "O'Donnell Trusts") received 226,644 (approximately 36%) of the 625,000 shares issued and would be entitled to receive the same percentage of any additional shares issued.

     Under the Amended Centers Agreement, Earnout Shares are issuable at the rate of one share of Common Stock per $4.00 of PRK Earnings (as defined) received by the Company through March 31, 2002. No Earnout Shares have become issuable as of the date of this Proxy Statement. For this purpose, the following items are considered revenue: (1) per procedure revenues received by the Company in connection with the utilization of a fixed or mobile excimer laser owned or operated by the Company to perform photorefractive keratectomy ("PRK") and treat myopia, astigmatism and hyperopia; (2) certain revenues received by the Company from managed care companies or employers for arranging the delivery of PRK, and
(3) any royalties received by the Company on account of patents assigned to LaserSight Centers. The Amended Centers Agreement excludes the following from the computation of PRK Earnings: (1) revenues derived from the manufacture and servicing of excimer lasers, (2) fees from patents not assigned to LaserSight Centers, (3) managed care fees for non-PRK services, and (4) revenues from non-excimer procedures. Management of the Company believes that these exclusions will benefit the Company by eliminating uncertainty as to how the LaserSight Centers earnout is to be computed. In addition, the Company is no longer required to use LaserSight Centers as its exclusive representative in the U.S. and Canada for the sale and distribution of ophthalmic refractive lasers or related refractive procedures. However, it may be in the interest of Dr. O'Donnell for the Company to pursue business strategies that maximize the issuance of Earnout Shares.

     In March 1997, the Company also amended its previously-reported royalty agreement (as so amended, the "Amended Royalty Agreement") with Laser Partners, a Florida general partnership, that it had entered into shortly before the LaserSight Centers acquisition. The Amended Royalty Agreement reduces the maximum per eye royalty to be paid by the Company from $86 to $43, and delays the commencement of such royalty payments until after March 2002 or, if sooner, the delivery of all of the 600,000 shares contingently issuable under the earnout provisions of the Amended Centers Agreement. The Company's obligations under the Amended Royalty Agreement are perpetual. The Company understands that one of the O'Donnell Trusts is a partner of Laser Partners with a 36% partnership interest.

     The Amended Royalty Agreement provides that the Company is not required to pay a royalty in connection with any of the following: (1) procedures which do not involve both an excimer laser and PRK, (2) laser procedures performed by a third party in connection with any license granted by the Company, and (3) laser procedures performed pursuant to a contract with a managed care company or an employer, pursuant to which the Company agrees to arrange for the delivery of eye care services other than PRK or for eye care services which include PRK without any identifiable fee attributable thereto. The management of the Company believes that these exclusions reduce the scope of the Company's obligation to make royalty payments. It may be in the interest of Dr. O'Donnell for the Company to pursue business strategies that maximize such royalty payments.

     The Board of Directors has discretion to discontinue, sell or transfer at any time the Company's business related to arranging for the performance of PRK.

     Consulting Arrangement. In May 1997, the Company's LaserSight Technologies subsidiary entered into an agreement, effective as of January 1, 1997, with Dr. Byron A. Santos ("Dr. Santos"), an ophthalmologist employed by the O'Donnell Eye Institute, a corporation of which Dr. O'Donnell, the Chairman of the Board of the Company, is the Medical Director and owner. The amount that became payable to Dr. Santos under this agreement during 1997 was $96,000. Under the agreement, Dr. Santos is required to be available to provide a minimum of 40 hours of services each month. Such services have related to the development of the LaserScan 2000 excimer laser system, the development of clinical protocols, and training and other consulting services. The agreement provides for a term ending December 31, 2002, subject to LaserSight Technologies' right to terminate the agreement in the event that Dr. Santos fails to perform in accordance with the terms of the agreement.

     Fuller Agreement. The Company and Dr. Fuller have entered into discussions concerning Dr. Fuller's performance of certain consulting services with respect to the Company's patent portfolio. In exchange for his consulting services, the Company granted Dr. Fuller an option to acquire 8,750 shares of Common Stock pursuant to the Company's Equity Incentive Plan at a price of $4.78, the Common Stock closing price on June 30, 1998.

     TLC Laser Sales. In June 1998, the Company sold three laser systems for a total of $900,000 to TLC. The Company received full payment for the systems sold in August 1998.

     TLC License Agreement. In October 1998, the Company entered into an agreement with a subsidiary of TLC that grants the Company an exclusive license under U.S. Patent No. 5,630,810 relating to a treatment method for preventing formation of central islands during laser surgery. Central islands are a problem generally associated with laser refractive surgery performed with broad beam laser systems used to ablate corneal tissue. The Company has agreed during the term of the patent license agreement to pay TLC 20% of the aggregate net royalties it receives in the future from licensing of the TLC patent and certain other patents owned by the Company.

     1999 Private Placement. In connection with the Company"s March 1999 private placement transaction, TLC and Pequot Capital Management, Inc. each purchased 500,000 shares of Common Stock and received warrants to purchase 50,000 shares of Common Stock with an exercise price of $5.125 per share. Juliet Tammenoms Bakker, Vice President of Pequot Capital Management, Inc., and Gary F. Jonas, Executive Vice President, Strategic Growth of TLC, are members of the Company's Board of Directors.

                                 PROPOSAL NO. 2:
                       AMENDMENT TO 1995 STOCK OPTION PLAN

     The 1995 Stock Option Plan (the"1995 Plan") was approved by the Company's stockholders in June 1995. The Board of Directors has unanimously approved an amendment of the 1995 Plan (as so amended, the "Amended 1995 Plan"), subject to the approval of the Company's stockholders at the 1999 Annual Meeting. As described in more detail below, the change reflected in the Amended 1995 Plan is that if a person ceases to be a member of the Board of Directors for any reason while holding an unexpired option to purchase the Company's Common Stock, then such option may be exercised until the first to occur of (1) three years after such person ceases to be a member of the Board of Directors, or (2) the date such option expires by its terms. This amendment would make the terms of the Amended 1995 Plan consistent with a similar provision under the Company's Directors' Plan. The Amended 1995 Plan would not affect options to purchase the Company's Common Stock which are held by individuals who are not directors of the Company.

     If the Amended 1995 Plan is not approved by the stockholders of the Company, options that are unexpired at the time a person ceases to be a member of the Board of Directors for any reason would be exercisable until the first to occur of (1) 90 days after such person ceases to be a member of the Board of Directors, or (2) the date such option expires by its terms. If the Company's stockholders approve the Amended 1995 Plan, Mr. Pieroni's option to purchase 100,000 shares of Common Stock would remain exercisable until the options expire on March 15, 2001.

     The summary of the Amended 1995 Plan that appears below is qualified in its entirety by reference to the full text of the plan document, a copy of which is available upon request from the Secretary of the Company.

     Purpose of Plan. The purposes of the 1995 Plan are to advance the growth and development of the Company by affording an opportunity to directors, executives, consultants, and key employees of the Company to purchase shares of Common Stock and to provide incentives for them to put forth maximum efforts for the success of the Company's business. Except for an attendance fee of $500 for each meeting of the Board of Directors or Board committee attended, stock options are the only annual compensation offered by the Company to its non-employee directors.

     Status of Plan. The Company is no longer granting options pursuant to the 1995 Plan, therefore, if the 1995 Plan Proposal is approved, only options previously granted under the 1995 Plan would be affected.

     Option Terms. The exercise price of each option will remain equal to 100% of the fair market value of a share of Common Stock on the option grant date. Options will continue to become fully exercisable pursuant to the terms of the original grant of such option. The option exercise price remains payable in cash.

     Tax Consequences. Under present law, the following are the federal income tax consequences generally arising with respect to awards granted under the 1995 Plan. The grant of an option has no tax consequences for the grantee or the Company. Upon exercising an option, the grantee must recognize ordinary income equal to the difference between (1) the exercise price of the option, and (2) and the fair market value of the Common Stock on the date of exercise; the Company will be entitled to a deduction for the same amount.

     Other. The 1995 Plan is administered by the Board of Directors. The 1995 Plan may not be amended by the Board without stockholder approval if the amendment would (1) change the total number of shares of Common Stock covered by the 1995 Plan, (2) change certain criteria for eligibility to participate, or
(3) materially increase the benefits accruing to participants under the 1995 Plan. The Company is no longer granting options to purchase the Company's Common Stock under the 1995 Plan.

     New Plan Benefits. The Amended 1995 Plan would allow a person who ceases to be a member of the Board of Directors for any reason while holding an unexpired option to purchase the Company's Common Stock, to exercise such option until the first to occur of (1) three years after such person ceases to be a member of the Board of Directors, or (2) the date such option expires by its terms. The Amended 1995 Plan would not affect options to purchase the Company's Common Stock which are held by individuals who are not directors of the Company.

         The Board of Directors recommends that stockholders vote "FOR" the amendment of the 1995 Stock Option Plan.

                                 PROPOSAL NO. 3:
                          AMENDMENT TO DIRECTORS' PLAN

     The Non-Employee Directors Stock Option Plan (the "Directors' Plan") was approved by the Company's stockholders in June 1996 and amended in June 1997. The Board of Directors has unanimously approved a second amendment of the Directors Plan (as so amended, the "Amended Directors' Plan"), subject to the approval of the Company's stockholders at the 1999 Annual Meeting. As of April 30, 1999, 65,000 shares remained available for future grants and awards under the Directors' Plan. As described in more detail below, the principal changes reflected in the Amended Directors Plan are (1) to increase the aggregate number of shares of Common Stock available for delivery under the Directors Plan from 300,000 to 600,000, (2) to provide for pro rata option grants to board members who join the board at some time other than on the date of the Company's annual meeting, and (3) to provide for automatic option grants to certain non-employee directors upon the termination of their service on the Board of Directors.

     If the Amended Directors' Plan is not approved by the stockholders of the Company, options will continue to be automatically granted in accordance with the terms of the current Directors' Plan, subject to the number of shares available for future grants under the current Directors' Plan. If the Company's stockholders approve the Amended Director's Plan, Messrs. Lutzy and Quinn shall both be granted options to purchase 15,000 shares of Common Stock as of the close of business on the date of the 1999 Annual Meeting, the date Messrs. Lutzy and Quinn cease to serve as directors of the Company.

     The summary of the Amended Directors' Plan that appears below is qualified in its entirety by reference to the full text of the plan document, a copy of which is available upon request from the Secretary of the Company.

     Purpose of Plan. The purpose of the Directors' Plan is to encourage qualified persons to become and remain directors of the Company, and to provide directors of the Company with a direct stake in its success. The Board believes that the adoption of the Amended Directors' Plan would further the purposes of such plan. Except for an attendance fee of $500 for each meeting of the Board of Directors or Board committee attended, stock options are the only annual compensation offered by the Company to its non-employee directors.

     Eligibility. Only directors of the Company who are not officers or employees of the Company or any of its subsidiaries ("non-employee directors") are eligible to participate in the Directors Plan.

     Number of Shares Issuable. The Amended Directors Plan would provide for the delivery of up to 600,000 shares of Common Stock, as compared to the current limit of 300,000 shares. The number of shares available under the Directors Plan is subject to adjustment in the event of stock splits, mergers, recapitalizations, etc. If any options terminate or expire without being exercised, new options may be granted covering the shares not purchased under such terminated or expired options. As of April 30, 1999, the closing price of the Common Stock as on the NASDAQ National Market was $9.31 per share.

     Option Grants. The Amended Directors Plan provides for option grants to non-employee directors pursuant to a fixed formula that establishes the timing, size, and exercise price of each option grant. As of the close of business on the date of each annual meeting of the Company's stockholders, the following options to purchase Common Stock would automatically be granted:

           (1) To each non-employee director, an option to purchase 15,000 shares,

           (2) to each non-employee director serving as chair of a standing committee of the Board of Directors (other than the Executive Committee), an option to purchase 5,000 shares, and

           (3) the non-employee director, if any, serving as Chairman of the Board of the Company, an option to purchase 5,000 shares.

     If a non-employee director serves as chairman of more than one committee, such non-employee director would receive a 5,000 share option for each such committee chairmanship.

     On the date a non-employee director ceases to serve in such capacity he would automatically be granted an option to purchase 15,000 shares, provided that these options would not be granted if the reason such person ceases to be a director is due to removal by the Company's stockholders for "cause" or resignation without approval of the Board of Directors. The Amended Directors' Plan defines "cause" as conviction of, or plea of no contest to, any crime involving moral turpitude, the material violation of the Company's written policies, or habitual neglect of fiduciary duties owed to the Company.

     Option Terms. The exercise price of each option will remain equal to 100% of the fair market value of a share of Common Stock on the option grant date. Options will continue to become fully exercisable on the first anniversary of the grant date and to remain exercisable on any date or dates thereafter until the 10th anniversary of the option grant date, except that in no event can an option be exercised more than three years after a non-employee director ceases to be a director of the Company for any reason. The option exercise price remains payable in cash.

     Tax Consequences. Under present law, the following are the federal income tax consequences generally arising with respect to awards granted under the Directors Plan. The grant of an option has no tax consequences for the grantee or the Company. Upon exercising an option, the grantee must recognize ordinary income equal to the difference between (1) the exercise price of the option, and
(2) and the fair market value of the Common Stock on the date of exercise; the Company will be entitled to a deduction for the same amount.

     Other. The Directors Plan is administered by the Board of Directors. The Directors Plan may not be amended by the Board without stockholder approval if the amendment would change (1) the criteria for eligibility to participate or
(2) the vesting conditions, term of exercisability, grant timing, grant amount or exercise price of options. The Directors Plan will terminate January 17, 2006.

     New Plan Benefits. If a non-employee director ceases to serve in such capacity he would automatically be granted an option to purchase 15,000 shares of Common Stock, provided that these options would not be granted if the reason such person ceases to be a director is due to removal by the Company's stockholders for cause or resignation without approval of the Board of Directors.

         The Board of Directors recommends that stockholders vote "FOR" the amendment of the Directors Option Plan.

                                 PROPOSAL NO. 4:
                       AMENDMENT TO EQUITY INCENTIVE PLAN

     The Equity Incentive Plan was approved by the Company's stockholders in June 1996 and amended in June 1998. The Board of Directors has unanimously approved an amendment and restatement of the Equity Incentive Plan (as so amended and restated, the "Amended and Restated Equity Incentive Plan"), subject to the approval of the Company's stockholders. The principal and only material change reflected in the Amended and Restated Equity Incentive Plan is an increase in the aggregate number of shares of Common Stock available for delivery under the Amended and Restated Equity Incentive Plan from 1,250,000 to 2,250,000 and to increase the maximum number of options any one employee may receive in a calendar year to from 250,000 to 750,000. As of April 30, 1999, only 87,250 shares remained available for future grants and awards under the Equity Incentive Plan. The number of options granted under the Equity Incentive

Plan during 1997 and 1998 was 191,000 and 528,750, respectively, and 35,000 options have been granted under the Equity Incentive Plan this year through April 30, 1999. In addition, during 1998 and during 1999 to date, 25,000 and zero shares, respectively, were granted to outside consultants who were eligible to receive shares under the Equity Incentive Plan. As of April 30, 1999, the aggregate number of outstanding options and shares granted under the Equity Incentive Plan was 1,070,250 and the aggregate market value of the underlying shares of Common Stock was $9,964,028 (based on a closing price of $9.31 as of such date).

     If the Amended and Restated Equity Incentive Plan is not approved by the Company's stockholders, awards will be limited to those available in accordance with the terms of the current Equity Incentive Plan.

     The summary of the Amended and Restated Equity Incentive Plan that appears below is qualified in its entirety by reference to the full text of the plan document, a copy of which is available upon request from the Company's secretary.

     Purpose of Plan. The Amended and Restated Equity Incentive Plan is intended to allow employees and consultants to acquire or increase equity ownership in the Company, thereby strengthening their commitment to the success of the Company and stimulating their efforts on behalf of the Company, and to assist the Company in attracting new employees and consultants and retaining existing employees and consultants.

     Types of Awards. Under the Amended and Restated Equity Incentive Plan, the Compensation Committee would be authorized to grant nonqualified stock options, incentive stock options, stock appreciation rights, limited stock appreciation rights ("LSARs"), shares of restricted Common Stock ("restricted shares"), performance shares, and shares of Common Stock awarded as a bonus (all of the foregoing collectively, "Awards").

     Eligibility. All employees (including officers) and consultants of the Company are eligible to receive Awards. The Amended and Restated Equity Incentive Plan would provide that no employee may receive Awards covering an aggregate of more than 750,000 shares of Common Stock during any year, as compared to the current limit of 250,000 shares. The revised limit represents the same percentage of total shares as the original plan approved by shareholders in 1996. The Compensation Committee is authorized, subject to certain limits specified in the Amended and Restated Plan, to determine to whom and on what terms and conditions Awards shall be made.

     Number of Shares Issuable. The Amended and Restated Equity Incentive Plan would provide for the issuance of up to 2,250,000 shares of Common Stock, as compared to the current limit of 1,250,000 shares, subject to anti-dilution adjustments.

     Stock Options. Options must be granted at an exercise price of no less than 100% of the fair market value of a share of Common Stock on the date of grant. Unless otherwise specified by the Compensation Committee, options will become exercisable in four annual installments of 25% beginning on the first anniversary of the grant date. The option exercise price may be paid by any one or more of the following methods: (1) cash or, if approved in advance by the Compensation Committee, (2) a "cashless" exercise pursuant to a sale through a broker of a portion of the shares covered by the option. Options may be granted as either (1) nonstatutory options upon exercise of which grantees would recognize ordinary taxable income, and the Company would be entitled to a compensation expense deduction or (2) as incentive stock options (ISOs) which, subject to certain conditions, would not result in the recognition of taxable income by the grantee upon exercise, nor a compensation deduction to the Company until the shares are disposed of by the grantee.

     SARs. An award of a stock appreciation right entitles the grantee to receive a payment equal to the appreciation in value of the Common Stock over the strike price. The strike price will equal either (i) at least 100% of the fair market value of the Common Stock on the grant date of the SAR, or (ii) if the SAR is linked to an option, the exercise price of such option. The amount of appreciation will be payable in cash or Common Stock.

     Restricted shares. Restricted shares will be forfeited if the conditions set by the Compensation Committee have not been satisfied or waived. The Compensation Committee will determine whether or not a grantee shall be required to pay for such restricted shares and, if so, what the price shall be.

     Performance shares. To the extent that the performance goals specified by the Compensation Committee, such as stock price, market share, sales, earnings per share, and return on equity, in a grant of performance shares have been achieved, then a benefit shall be paid after the end of the performance-measuring period specified by the Compensation Committee. The amount of the benefit is based upon the percentage attainment of the performance goals multiplied by the value of a share of Common Stock at the end of the performance period. No benefit will be payable if the minimum performance goals have not been met.

     LSARs. LSARs may in the discretion of the Compensation Committee be granted with any option or stock appreciation right, either in connection with the original grant or at any later date.

     Termination of employment. If a grantee's employment is terminated for cause, all unexercised options (and any associated LSARs) and SARs will immediately terminate and unvested restricted shares and performance shares will be forfeited. In the event of death or permanent disability, any restricted shares will be vested, any unexercised options (and any associated LSARs) or SARs, whether or not previously exercisable, may be exercised by a beneficiary for six months after the date of death or disability, and any unexercised performance shares may be exercised for one year thereafter, provided that if a performance-measuring period has not ended, the benefit will be pro-rated. If a grantee terminates for any other reason, restricted shares will be forfeited, any unexercised option (and any associated LSARs) or SARs may be exercised for 30 days following the date of termination, and any unexercised performance shares may be exercised only as determined by the Compensation Committee.

     Other. Options and SARs will have a maximum term of 10 years. In the event of a "Change in Control" of the Company, restricted shares will become nonforfeitable, all other Awards will become exercisable. The Amended and Restated Equity Incentive Plan may be amended by the Board without stockholder approval unless stockholder approval is required by federal securities law or the listing requirements of a securities exchange on which any of the Company's equity securities are listed. The Amended and Restated Equity Incentive Plan will terminate on January 19, 2006. For purposes of this paragraph "Change of Control" means, generally (1) certain acquisitions of the beneficial ownership of 25% or more of the then-outstanding Common Stock, (2) certain changes in the composition of the Board, and (3) certain transactions whereby stockholders who immediately before such transaction do not, immediately, thereafter, beneficially own, directly or indirectly, more than 60% of the then-outstanding Common Stock, and the sale or other disposition of all or substantially all of the assets of the Company or the dissolution or liquidation of the Company.

     Tax Implications. Under present law, the following are the federal tax consequences generally arising with respect to awards granted under the Amended and Restated Equity Incentive Plan. The grant of an option or an SAR will create no tax consequences for the grantee or the Company. The grantee will have no taxable income upon exercising an ISO (except that the alternative minimum tax may apply) and the Company will recognize no deduction when the ISO is exercised. Upon exercising a non-qualified option or SAR, the grantee must recognize ordinary income equal to the difference between (1) the exercise price of the option or the strike price for an SAR, as applicable, and (2) and the fair market value of the Common Stock on the date of exercise; the Company will be entitled to a deduction for the same amount. With respect to other Awards under the Amended and Restated Equity Incentive Plan that are either transferable or not subject to a substantial risk of forfeiture, the grantee must recognize ordinary income equal to the fair market value of the shares or other property received. With respect to awards that are settled in stock or other property that is restricted as to transferability and subject to a substantial risk of forfeiture, the grantee recognizes ordinary income when the shares or other property become transferable or not subject to a substantial risk of forfeiture, whichever occurs first.

Plan Benefits

     Except as described below, the Company has not yet determined which persons will receive any of the awards which will be based on the additional 1,000,000 shares proposed to be made available under the Equity Incentive Plan. Mr. Farris' October 1998 Employment Agreement calls for an additional grant to him of 58,750 options on the date of the annual meeting, at the then market price, if the amendment to the Equity Incentive Plan is approved by shareholders. The Compensation Committee is considering an additional grant to Mr. Farris at that time in light of the current limitation on individual option grants in each calendar year. As of April 30, 1999, the only awards that have been made under the Equity Incentive Plan are stock options except for stock grants made to outside consultants in the aggregate amount of 40,000 shares. The table below sets forth the number of stock options outstanding as of such date that have been granted under the Equity Incentive Plan to the persons and groups listed in the table. As of April 30, 1999, 62,500 options have been exercised.

                                                                     No. of
Name and Position                                                   Options
-----------------                                                   -------
Michael R. Farris (President and CEO)                               381,250
J. Richard Crowley (Chief Operating Officer
   of the Company; President of LaserSight Technologies)             80,000
Gregory L. Wilson  (Chief Financial Officer)                         25,000
All current executive officers as a group                           486,250
All directors as a group (in consulting capacity)                     8,750
All employees (excluding executive officers) as a group             575,250

No associate (as defined in the SEC's rules) of any of the persons named or described in the table above has received any stock options under the Equity Incentive Plan. The persons who have received 5% or more of the 1,250,000 options currently available for awards under the Equity Incentive Plan and the number of options received by them are as follows: Michael Farris (381,250); Charles Stewart (125,000); and Richard Crowley (80,000).

         The Board of Directors recommends that stockholders vote "FOR" the Amended and Restated Equity Incentive Plan.

                                 PROPOSAL NO. 5:
                          EMPLOYEE STOCK PURCHASE PLAN

     On April 29, 1999, the Company authorized the adoption of the Company ESPP which is to be effective as of September 1, 1999 (the "Effective Date"), subject to stockholder approval. The purpose of the Company ESPP is to encourage and assist employees of the Company and certain of its subsidiaries to acquire a personal equity interest in the Company through the purchase of Common Stock. Approval of the Company ESPP requires the affirmative vote of a majority of the shares of the stock of the Company present in person or by proxy and entitled to vote at a meeting of the stockholders at which the Company ESPP is presented for approval.

     The summary of the Company ESPP that appears below is qualified in its entirety by reference to the full text of the plan document which is attached as Annex A to this proxy statement.

     Eligibility. All employees who have completed at least 90 days of continuous employment with the Company or a participating subsidiary shall be eligible to participate in the Company ESPP, except employees owning or holding options to acquire, 5% or more of the value or voting power of all outstanding shares of all classes of stock of the Company or any subsidiary of the Company; certain part-time and part-year employees; employees who are directors or executive officers of the Company; certain union members; and employees who are prohibited from participating in the Company ESPP by law. As of the Effective Date, employees of the Company, LaserSight Technologies and TFG will be eligible to participate in the Company ESPP. Employees of other subsidiaries may be added at the discretion of the Compensation Committee. Approximately 100 employees would have been eligible to participate in the Company ESPP as of April 30, 1999.

     Grant, Exercise and Expiration. Each eligible employee who timely elects to participate in the Company ESPP shall be granted an option to purchase Common Stock which is exercisable on the date (the "Exercise Date") occurring six months after the date the option is granted and which expires on that date if not exercised. Options shall be granted to participating employees under the Company ESPP on January 1 and July 1 of each year, provided that, if the Company ESPP is approved by the stockholders, the initial option grants shall be made on September 1, 1999 and shall expire on January 1, 2000.

     Number of Shares That May be Purchased. An option granted to an employee under the Company ESPP will give such employee the right to purchase any number of whole shares of Common Stock which is not more than the number of whole shares which may be purchased with the employee's accumulated payroll deductions, which may not be less than 1% of base compensation or be more than the lesser of $25,000 (on an annual basis) or 10% of base compensation, at the purchase price determined as of the applicable grant date. The aggregate number of shares of Common Stock which may be purchased pursuant to options granted under the Company ESPP is 200,000 shares. In the event of a stock dividend, recapitalization, stock split, merger or similar transaction, the number, kind and/or purchase price of the shares of Common Stock available for purchase under the Company ESPP shall be adjusted, as appropriate.

     Purchase Price. The purchase price per share of Common Stock under the Company ESPP is 85% of the lower of (1) the fair market value of a share of Common Stock on the date the option is granted, or (2) the fair market value of a share of Common Stock on the Exercise Date. The fair market value of shares of Common Stock for this purpose generally shall be the closing price of Common Stock as reported on the Nasdaq National Market on the date for which a determination of fair market value is made.

     Withdrawal or Termination of Employment. An employee's termination of employment or election to withdraw from further participation in the Company ESPP prior to the exercise or expiration of an outstanding option held by such employee shall cause an immediate cancellation of such option and shall require the Company to make a cash distribution of the employee's accumulated payroll deductions at that time.

     Administration. The Company ESPP will be administered by the Compensation Committee. The Compensation Committee has the power to construe the Company ESPP to determine all questions thereunder, to designate which subsidiaries' employees will be eligible to participate in the Company ESPP and to adopt and amend such rules and regulations for the administration of the Company ESPP and to amend the Company ESPP to facilitate its tax-effective use for non-U.S. subsidiaries as it may deem desirable.

     Current Market Price of Common Stock. The fair market value of a share of Common Stock as of April 30, 1999 was $9.31.

     Federal Income Tax Considerations. The Company ESPP is intended to qualify as an "employee stock purchase plan" within the meaning of Section 423 of the Internal Revenue Code. Participants will have no taxable income when an option is granted under the Company ESPP or when such participants purchase Common Stock pursuant to the exercise of the option. If a participant disposes of Common Stock more than two years after the date on which the options were granted and more than one year after the date the participant exercises the option, the participant will have taxable ordinary income in the amount of the excess of the fair market value of the option shares at the time of disposition over the purchase price paid by the participant to acquire such shares, or, if less, the excess of the fair market value of the option shares at the time the option was granted over the price paid to acquire the shares. The difference between the price received on such disposition and the participant's basis in the option shares will be taxed as long-term capital gain. If the amount the participant realizes on such disposition is less than the participant's basis, then the participant will have a long term capital loss. If a participant disposes of shares of Common Stock either two years or less after the options were granted or one year or less after the exercise of an option (a "disqualifying disposition"), the participant generally will have taxable ordinary income equal to the difference between the fair market value of the option shares at the time the shares were purchased and the amount paid to acquire the shares. The difference between the price received on such disposition and the participant's basis in the option shares will be taxed as long-term capital gain if more than a year has elapsed since the option shares were purchased but less than two years have elapsed since the date on which the options were granted. Otherwise, such difference will be taxed as a short-term capital gain. A participant's basis in the option shares will generally equal the sum of the amount paid to purchase such shares and the amount of ordinary income the participant is required to recognize in connection with such purchase. The Company is not entitled to any deduction in connection with the purchase or sale of shares of Common Stock, other than in connection with a disqualifying disposition, in which case the Company is entitled to a deduction equal to the amount of ordinary income required to be recognized by the participant.

     Amendment and Termination. The Board of Directors may amend the Company ESPP to comply with the rules or regulations of any governmental authority, or to be eligible for tax benefits under the Internal Revenue Code, or for any other reasons, provided that no amendment may adversely affect the rights of any participant, nor may any amendment increase the number of shares of Company Common Stock authorized for sale under the Company ESPP without the approval of the Company's shareholders. The Committee may amend the Company ESPP, subject to the foregoing proviso, in order to facilitate its tax-effective use for non-U.S. subsidiaries.

         The Board of Directors recommends that stockholders vote "FOR"
                        the Employee Stock Purchase Plan.

                                 PROPOSAL NO. 6:
                              INDEPENDENT AUDITORS

     The Board of Directors recommends that stockholders ratify the appointment of KPMG LLP by voting "FOR" ratification of KPMG LLP as the Company's auditors for the 1999 fiscal year. In the event such selection is not ratified, the Board of Directors will reconsider its selection.

     KPMG LLP has audited the Company's financial statements for fiscal years 1995 through 1998. Representatives of KPMG LLP are expected to be present at the meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

                     The Board of Directors recommends that
           stockholders vote "FOR" the Auditor Ratification Proposal.

                              STOCKHOLDER PROPOSALS

     In order to be considered for inclusion in the Company's proxy materials for the 2000 Annual Meeting of Stockholders, any stockholder proposals must be received by the Company no later than January 28, 2000.

     If a stockholder intends to present a proposal at the 2000 Annual Meeting of Stockholders but does not seek inclusion of that proposal in LaserSight's proxy statement for that meeting, the proxy holders for that meeting will be entitled to exercise discretionary authority on that proposal if LaserSight has not received notice of the proposal by April 12, 2000; provided, however, that if the date of the 2000 Annual Meeting of Stockholders is changed by more than

30 calendar days from the date of the 1999 Annual Meeting of Stockholders, notice of any such stockholder proposals must be received by the Company a reasonable time before the Company solicits proxies for the 2000 Annual Meeting of Stockholders. If notice of any such proposal is timely received, the proxy holders may exercise discretionary authority with respect to such proposal only to the extent permitted by the regulations of the Securities and Exchange Commission.

                                  OTHER MATTERS

     The Board of Directors of the Company is not aware that any matter other than those listed in the Notice of Meeting is to be presented for action at the Annual Meeting. If any of the Board's nominees is unavailable for election as a director or any other matter should properly come before the meeting, it is intended that votes will be cast pursuant to the Proxy in respect thereto in accordance with the best judgment of the person or persons acting as proxies.

                                             By Order of the Board of Directors,

                                             Gregory L. Wilson
                                             Secretary

Winter Park, Florida
May 26, 1999

                                                                         ANNEX A


                             LASERSIGHT INCORPORATED

                        1999 EMPLOYEE STOCK PURCHASE PLAN


                          1. PURPOSE AND EFFECTIVE DATE


 1.1 The purpose of the LaserSight Incorporated 1999 Employee Stock Purchase Plan (the "Plan") is to provide an opportunity for eligible employees to acquire a proprietary interest in LaserSight Incorporated (the "Company") through the purchase of shares of common stock of the Company. It is the intent of the Company to have the Plan qualify as an "employee stock purchase plan" under Section 423 of the Internal Revenue Code. The provisions of the Plan shall be construed to extend and limit participation in a manner consistent with the requirements of
         Section 423 of the Internal Revenue Code.

 1.2 The Plan shall be effective on the Effective Date stated below, subject to the approval of the Company's stockholders within one year after the date the Plan is approved by the board of directors of the Company (the "Board"). No option shall be granted under the Plan after the date on which the Plan is terminated by the Board in accordance with Section
         12.7 of the Plan.


                                 2. DEFINITIONS

         The following words and phrases, when used in this Plan, unless their context clearly indicates otherwise, shall have the following respective meanings:

 2.1 "Account" means a recordkeeping account maintained for a Participant to which payroll deductions are credited in accordance with Article 8 of the Plan.

 2.2     "Article" means an Article of this Plan.

 2.3 "Accumulation Period" means, as to the Company or a Participating Subsidiary, a period of six months commencing on each successive January 1 and July 1, provided that the first Accumulation Period shall commence on the Effective Date and end on December 31, 1999. Notwithstanding the foregoing, the Board or the Committee shall have the authority to suspend or change the duration of Accumulation Periods with respect to future offerings if such suspension or change is announced as soon as practicable to all Participants.

 2.4 "Base Earnings" means base salary, wages and commissions received by a Participant from the Company or a Participating Subsidiary, excluding bonuses and overtime pay.

 2.5     "Board" means the board of directors of the Company.

 2.6     "Code" means the Internal Revenue Code of 1986, as amended.

 2.7 "Committee" means the committee of the Board described in Section 3.1 of the Plan.

 2.8     "Common Stock"  means the  Company's  common  stock,  $.001 par value.

 2.9     "Company" means LaserSight Incorporated, a Delaware corporation.

 2.10 "Cut-Off Date" means the date established by the Committee from time to time by which enrollment forms must be received prior to an Enrollment Date.

 2.11    "Effective Date" means September 1, 1999.

 2.12 "Eligible Employee" means an Employee eligible to participate in the Plan in accordance with Article 5.

 2.13 "Employee" means an individual who performs services for the Company or a Participating Subsidiary pursuant to an employment relationship described in Treasury Regulations Section 31.3401(c)-1 or any successor provision.

 2.14    "Enrollment Date"  means  the  first  trading  day of an  Accumulation
         Period.

 2.15    "Exchange Act" means the Securities Exchange Act of 1934, as amended.

 2.16    "Fair Market Value" means, as of any applicable date:

                  (a) if the security is listed for trading on the New York Stock Exchange, the mean between the high and low prices of the security as reported on the New York Stock Exchange Composite Tape, or if no such reported sale of the security shall have occurred on such date, on the latest preceding date on which there was such a reported sale, or

                  (b) if the security is not so listed, but is listed on another national securities exchange or authorized for quotation on the Nasdaq National Market ("Nasdaq/NMS"), the closing price, of the security on such exchange or Nasdaq/NMS, as the case may be, or if no such reported sale of the security shall have occurred on such date, on the latest preceding date on which there was such a reported sale, or

                  (c) if the security is not listed for trading on a national securities exchange or authorized for quotation on Nasdaq/NMS, the average of the closing bid and asked prices as reported by the National Association of Securities Dealers Automated Quotation System ("NASDAQ") or, if no such prices shall have been so reported for such date, on the latest preceding date for which such prices were so reported, or

                  (d) if the security is not listed for trading on a national securities exchange or is not authorized for quotation on Nasdaq/NMS or NASDAQ, the fair market value of the security as determined in good faith by the Board.

 2.17 "Grant Date" means a date on which an Eligible Employee is granted options under the Plan.

 2.18 "Participant" means an Eligible Employee who has enrolled in the Plan pursuant to Article 6.

 2.19 "Participating Subsidiary" means a Subsidiary that has been designated by the Committee in accordance with Section 3.3 of the Plan as covered by the Plan. As of the Effective Date, all Subsidiaries of the Company which are incorporated or organized under the laws of the United States are Participating Subsidiaries of the Plan.

 2.20 "Purchase Date" means the specific trading day during an Accumulation Period on which shares of Common Stock are purchased under the Plan in accordance with Article 9. For each Accumulation Period, the Purchase Date shall be the last day of such Accumulation Period, or, if such day is not a trading date, the next day which is a trading day.

 2.21    "Rule 16b-3" means Rule 16b-3 under the Exchange Act.

 2.22    "Section" means a section of this Plan, unless indicated otherwise.

 2.23    "Securities Act" means the Securities Act of 1933, as amended.

 2.24 "Subsidiary" means any corporation in an unbroken chain of corporations beginning with the Company if, as of the applicable Enrollment Date, each of the corporations other than the last corporation in the chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

                                3. ADMINISTRATION

 3.1 The Plan shall be administered by the Executive Compensation and Stock Option Committee of the Board. Membership on the Committee shall be subject to such limitations as the Board deems appropriate to permit transactions in Common Stock pursuant to the Plan to be exempt from liability under Section 16(b) of the Exchange Act pursuant to Rule 16b-3 of the Securities and Exchange Commission thereunder.

 3.2 The Committee may select one of its members as chairman and may appoint a secretary. The Committee shall make such rules and regulations for the conduct of its business as it shall deem advisable; provided, however, that all determinations of the Committee shall be made by a majority of its members.

 3.3 The Committee shall have the power, subject to and within the limits of the express provisions of the Plan, to construe and interpret the Plan and options granted under it; to establish, amend and revoke rules and regulations for administration of the Plan; to determine all questions of policy and expediency that may arise in the administration of the

         Plan; and, generally, to exercise such powers and perform such acts as the Committee deems necessary or expedient to promote the best interests of the Company, including, but not limited to, designating from time to time which Subsidiaries of the Company shall be Participating Subsidiaries. The Committee's determinations as to the interpretation and operation of this Plan shall be final and conclusive.

                  In exercising the powers described in the foregoing paragraph, the Committee may (a) delegate to the Company's President and Chief Executive Officer, Chief Operating Officer or Chief Financial Officer any ministerial duties related to the implementation and operation of the Plan, (b) engage third parties pursuant to Section 12.3 to assist in the administration of the Plan, and (c) adopt special or different rules for the operation of the Plan including, but not limited to, rules which allow employees of any foreign Subsidiary to participate in, and enjoy the tax benefits offered by, the Plan; provided that such rules shall not result in any grantees of options having different rights and/or privileges under the Plan nor otherwise cause the Plan to fail to satisfy the requirements of Section 423 of the Internal Revenue Code and the regulations thereunder.

 3.4 This Article 3 relating to the administration of the Plan may be amended by the Board from time to time as may be desirable to satisfy any requirements of or under the federal securities and/or other applicable laws of the United States, or to obtain any exemption under such laws.
                               4. NUMBER OF SHARES

 4.1 Two Hundred Thousand (200,000) shares of the Company's Common Stock are reserved for sales and authorized for issuance pursuant to the Plan. Shares sold under the Plan may be newly issued shares, outstanding shares reacquired in private transactions or open market purchases, or both. If any option granted under the Plan shall for any reason terminate without having been exercised, the shares not purchased under such option shall again become available for the Plan.

 4.2 In the event of any reorganization, recapitalization, stock split, reverse stock split, stock dividend, combination of shares, merger, consolidation, acquisition of property or shares, separation, asset spin-off, stock rights offering, liquidation or other similar change in the capital structure of the Company, the Committee shall make such adjustment, if any, as it deems appropriate in the number, kind and purchase price of the shares available for purchase under the Plan. In the event that, after a Grant Date, there occurs a dissolution or liquidation of the Company, except pursuant to a transaction to which
         Section 424(a) of the Code applies, each option to purchase Common Stock of the Company shall terminate, but the Participant holding such option shall have the right to exercise his option prior to such dissolution or liquidation.

                           5. ELIGIBILITY REQUIREMENTS

 5.1 Except as provided in Section 5.2, each individual who is an Employee of the Company or a Participating Subsidiary shall become eligible to participate in the Plan in accordance with Article 6 on the first Enrollment Date following the individual's completion of 90 days of continuous employment by the Company or a Subsidiary, provided that the individual is an Employee on such Enrollment Date. Participation in the Plan is entirely voluntary.

 5.2     The following Employees are not eligible to participate in the Plan:

                  (a) Employees who, immediately upon enrollment in the Plan, would own directly or indirectly, or hold options or rights to acquire, an aggregate of 5% or more of the total combined voting power or value of all outstanding shares of all classes of stock of the Company or any Subsidiary (and for purposes of this paragraph, the rules of Code
         Section 424(d) shall apply, and stock which the Employee may purchase under outstanding options shall be treated as stock owned by the Employee);

                  (b) Employees who are customarily employed by the Company or a Participating Subsidiary for not more than five months in any calendar year;

                  (c) Employees who are customarily employed by the Company or a Participating Subsidiary for 20 hours or less per week;

                  (d) Employees who are prohibited by the laws of the nation of their residence or employment from participating in the Plan;

                  (e) Employees who are members of a collective bargaining unit covered by a collective bargaining agreement; provided that participation in the Plan has been specifically considered (after review of the terms of the Plan) and rejected by the collective bargaining representative representing such employees; and

                  (f) Employees who are directors or "officers" of the Company (as defined in Rule 16a-1(f) under the Exchange Act, as such rule may be amended from time to time).

 5.3 The Plan is intended to conform to the extent necessary with all provisions of the Securities Act and the Exchange Act and any and all regulations and rules promulgated by the Securities and Exchange Commission thereunder, including without limitation Rule 16b-3. Notwithstanding anything herein to the contrary, the Plan shall be administered, and the options shall be granted and may be exercised, only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law, the Plan and the options granted hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

                                  6. ENROLLMENT

 6.1 Any Eligible Employee may enroll in the Plan for an Accumulation Period by completing and signing an enrollment form (which authorizes payroll deductions during such Accumulation Period in accordance with Section 8.1) and submitting such enrollment form to the Company on or before the Cut-Off Date immediately preceding the Accumulation Period. Such enrollment form (and the authorization therein) shall be effective as of the Enrollment Date occurring within the Accumulation Period to which the enrollment form relates, and shall continue in effect for all future Accumulation Periods until the earliest of:

                  (a) the date during the applicable Accumulation Period that the Employee elects to change his enrollment in accordance with Section 8.3; and

                  (b) the date during the applicable Accumulation Period that the Employee withdraws from the Plan or has a termination of employment in accordance with Article 10.


                        7. GRANT OF OPTIONS ON ENROLLMENT

 7.1 Enrollment by an Eligible Employee in the Plan as of an Enrollment Date will constitute the grant by the Company to such Participant of an option to purchase shares of Common Stock from the Company pursuant to the Plan.

 7.2 An option granted to a Participant pursuant to this Plan shall expire, if not terminated for any reason first, on the earliest to occur of (a) the end of the Purchase Date with respect to the Accumulation Period in which such option was granted; (b) the completion of the purchase of Common Stock under the option under Article 9; or (c) the date on which participation of such Participant in the Plan terminates for any reason.

 7.3 An option granted to a Participant under the Plan shall give the Participant a right to purchase on a Purchase Date any number of whole shares of Common Stock which is not more than the product of the percentage of Base Earnings designated in the Participant's enrollment form in accordance with Section 8.1 and 110% (or such other percentage as may be determined by the Committee in advance of an Accumulation Period) of the Participant's annualized Base Earnings on the applicable Enrollment Date, divided by 85% of the Fair Market Value of a share of Common Stock as of the Grant Date for the option. For purposes of this
         Section 7.3, Base Earnings of an hourly-paid Employee shall be determined by multiplying such Employee's hourly rate of base pay as of the beginning of the applicable Accumulation Period by the number of regularly scheduled hours the Employee is expected to work during such Accumulation Period, excluding overtime hours. For purposes of this
         Section 7.3, if an Employee receives all or a portion of such Employee's compensation in the form of commissions, then that portion of Base Earnings attributable to commissions shall be determined utilizing (a) an annualized projection (which is based on prior years' commissions received or current year forecasts) of commissions to be received during the applicable Accumulation Period, or (b) such other methodology that may be approved by the Committee.

                              8. PAYROLL DEDUCTIONS

 8.1 An Employee who files an enrollment form pursuant to Article VI shall elect and authorize in such form to have deductions made from his pay on each payday during the Accumulation Period to which the enrollment form relates, and he shall designate in such form the percentage of pay to be deducted during such Accumulation Period. The maximum an Employee may elect and authorize to have deducted on a calendar year basis is the lesser of (a) 10% of his Base Earnings for such Accumulation Period, or (b) $25,000. In authorizing such deduction the percentage shall be a whole percentage of Base Earnings up to 10%. The minimum amount an Employee may elect to authorize to have deducted is 1% of his Base Earnings for such Accumulation Period.

 8.2 Payroll deductions for a Participant shall commence as soon as administratively practicable on the date on which the Participant's authorization of such payroll deductions in an enrollment form becomes effective in accordance with Article 6, and shall continue until the date on which such authorization ceases to be effective in accordance with Article 6. The amount of each payroll deduction made for a Participant shall be credited to the Participant's Account as soon as administratively feasible after the Participant's pay is withheld. All payroll deductions received or held by the Company or a Participating Subsidiary may be used by the Company or Participating Subsidiary for any corporate purpose, and the Company or Participating Subsidiary shall not be obligated to segregate such payroll deductions.

 8.3 During an Accumulation Period, a Participant may elect to reduce or to cease (but not to increase) payroll deductions made on his behalf for the remainder of such Accumulation Period by delivering the applicable forms to the Company in such manner and until such time as permitted by the Committee. A Participant may elect to reduce payroll deductions no more than once during an Accumulation Period, but may cease payroll deductions at any time. A Participant who has ceased payroll deductions may voluntarily withdraw from the Plan pursuant to Section 10.1.

 8.4 A Participant may not make any separate or additional contributions to his Account under the Plan, except when on leave of absence and then only as provided in Section 10.3. Neither the Company nor any Participating Subsidiary shall make separate or additional contributions to any Participant's Account under the Plan.

                              9. PURCHASE OF SHARES

 9.1 Unless a Participant makes an election to receive a cash distribution of the accumulated balance in his Account in accordance with Section 9.2, any option held by the Participant which was granted under this Plan and which remains outstanding as of a Purchase Date shall be deemed to have been exercised on such Purchase Date for the purchase of the number of whole shares of Common Stock which the funds accumulated in his Account as of the Purchase Date will purchase at the applicable purchase price (but not in excess of the number of shares for which options have been granted to the Participant pursuant to Section 7.3).

 9.2 A Participant who holds an outstanding option as of a Purchase Date shall not be deemed to have exercised such option if, within the time limitation established by the Committee and in accordance with procedures prescribed by the Committee, the Participant elects not to exercise the option. The Participant's election not to exercise the option shall be deemed a request to receive a cash distribution of all funds accumulated in his Account as of the Purchase Date on which his option is exercisable. Such cash distribution shall be distributed to him as soon as administratively feasible after such Purchase Date. A Participant who has elected not to exercise an option pursuant to this
         Section 9.2 shall be deemed to have voluntarily withdrawn from the Plan pursuant to Section 10.1.

 9.3 If, after a Participant's exercise of an option under Section 9.1, an amount remains credited to the Participant's Account as of a Purchase Date, then the remaining amount shall be carried forward in the Account for application to the purchase of Common Stock on the next following Purchase Date.

 9.4 The purchase price for each share of Common Stock purchased under any option shall be 85% of the lower of:

                  (a) the Fair Market Value of a share of Common Stock on the Grant Date for such option; or

                  (b) the Fair Market Value of a share of Common Stock on the Purchase Date.

 9.5 If Common Stock is purchased by a Participant pursuant to Section 9.1, then, within a reasonable time after the Purchase Date, the Company shall deliver or cause to be delivered to the Participant a certificate or certificates for the number of shares purchased by the Participant unless the Company has made arrangements to have the shares held at a bank or other appropriate institution in non-certificated form. If any law or applicable regulation of the Securities and Exchange Commission or other body having jurisdiction shall require that the Company or the Participant take any action in connection with the shares being purchased under the option, delivery of the certificate or certificates for such shares shall be postponed until the necessary action shall have been completed, which action shall be taken by the Company at its own expense, without unreasonable delay.

                  Certificates delivered pursuant to this Section 9.5 shall be registered in the name of the Participant or, if the Participant so elects, in the names of the Participant and one or more such other persons as may be designated by the Participant, as joint tenants with rights of survivorship or as tenants by the entireties, to the extent permitted by law.

 9.6 In the case of Participants employed by a Participating Subsidiary, the Committee may provide for Common Stock to be sold through the Subsidiary to such Participants, to the extent consistent with Section 423 of the Code.

 9.7 If the total number of shares of Common Stock for which an option is exercised on any Purchase Date in accordance with this Article 9, when aggregated with all shares of Common Stock previously granted under this Plan, exceeds the maximum number of shares reserved in Section 4.1, the Company shall make a pro rata allocation of the shares available for delivery and distribution in as nearly a uniform manner as shall be practicable and as it shall determine to be equitable, and the balance of payroll deductions (and interest, if any) credited to the Account of each Participant under the Plan shall be returned to him as promptly as possible.

 9.8 If a Participant or former Participant sells, transfers, or otherwise makes a disposition of Common Stock purchased pursuant to an option granted under the Plan within two years after the date such option is granted or within one year after the Purchase Date to which such option relates, and if such Participant or former Participant is subject to U.S. federal income tax, then such Participant or former Participant shall notify the Company or Participating Subsidiary in writing of such sale, transfer or other disposition within 10 days of the consummation of such sale, transfer or other disposition, and shall remit to the Company or Participating Subsidiary or authorize the Company or Participating Subsidiary to withhold from other sources such amount as the Company may determine to be necessary to satisfy any federal, state or local tax withholding obligations of the Company or Participating Subsidiary.

                  The Committee may from time to time establish rules and procedures (including but not limited to postponing delivery of shares until the earlier of the expiration of the two-year or one-year period or the disposition of such shares by the Participant) to cause the withholding requirements to be satisfied. Notwithstanding the proceeding sentence, however, all required withholding of Canadian federal or provincial taxes incurred by a Participant with respect to his participation in the Plan shall be made from cash payments to such Participant by the Participating Subsidiary that employs him.


                  10. WITHDRAWAL FROM THE PLAN: TERMINATION OF
                         EMPLOYMENT AND LEAVE OF ABSENCE

10.1 Withdrawal from the Plan. A Participant may withdraw from the Plan in full (but not in part) during any Accumulation Period by delivering a notice of withdrawal to the Company. Such notice shall be provided in a manner and within the time limitation prescribed by the Committee. If notice of withdrawal is timely received, all funds then accumulated in the Participant's Account shall not be used to purchase Common Stock, but shall instead be distributed to the Participant as soon as administratively feasible. An Employee who has withdrawn during an Accumulation Period may not return funds to the Company or a Participating Subsidiary during the same Accumulation Period and require the Company or Participating Subsidiary to apply those funds to the purchase of Common Stock. Any Eligible Employee who has withdrawn from the Plan may, however, re-enroll in the Plan on the next subsequent Enrollment Date following withdrawal in accordance with the provisions of Article 6.

10.2     Termination Of Employment.   Participation  in  the  Plan  terminates
         immediately when a Participant ceases to be employed by the Company or a Participating Subsidiary for any reason whatsoever or otherwise ceases to be an Eligible Employee, and such terminated Participant's outstanding options shall thereupon terminate. As soon as administratively feasible after termination of participation, the Company or Participating Subsidiary shall pay to the Participant or his beneficiary or legal representative all amounts accumulated in the Participant's Account at the time of termination of participation.

10.3 Leave Of Absence. If a Participant takes a leave of absence without terminating employment, such Participant shall have the right, at the commencement of the leave of absence and in accordance with procedures prescribed by the Committee, to elect: (a) to withdraw from the Plan in accordance with Section 10.1; (b) to discontinue contributions to the Plan but remain a Participant in the Plan through the balance of the Accumulation Period in which his leave of absence begins; or (c) to remain a participant in the Plan during such leave of absence, authorizing deductions to be made from payments by the Company or a Participating Subsidiary to the Participant during such leave of absence and undertaking to make contributions to the Plan at the end of each payroll period to the extent that amounts payable by the Company to such Participant are insufficient to meet such Participant's authorized Plan deductions.


                         11. DESIGNATION OF BENEFICIARY

11.1 Each Participant may designate in writing one or more beneficiaries to receive the amount in his Account in the event of death and may, in his sole discretion, change such designation in writing at any time. Any such designation shall be effective upon receipt by the Company and shall control over any disposition by will or otherwise.

11.2 As soon as administratively feasible after the death of a Participant, amounts accumulated in his Account shall be paid in cash to the designated beneficiaries or, in the absence of a valid designation, to the executor, administrator or other legal representative of the Participant's estate. Such payment shall relieve the Company of further liability with respect to the Plan on Account of the deceased Participant. If more than one beneficiary is designated, each beneficiary shall receive an equal portion of the Account unless the Participant has given express contrary instructions.

11.3 No beneficiary shall, prior to the death of the Participant by whom he has been designated, acquire any interest in the amounts credited to the Participant's Account under the Plan.

                                12. MISCELLANEOUS

12.1 No Payment Of Interest. Participants will not be paid interest on amounts accumulated in such Participant's Account

12.2 Restrictions On Transfer. The rights of a Participant under the Plan shall not be assignable by such Participant, and an option granted under the Plan may not be exercised during a Participant's lifetime other than by the Participant.

12.3 Administrative Assistance. If the Committee in its discretion so elects, it may retain a brokerage firm, bank, financial institution or other entity to assist in the purchase of shares, delivery of reports or other administrative aspects of the Plan. If the Committee so elects, each Participant shall (unless prohibited by applicable law) be deemed upon enrollment in the Plan to have authorized the establishment of an account on his behalf at such institution. Shares purchased by a Participant under the Plan shall be held in the account in the Participant's name, or if the Participant so indicates in the enrollment form, in the Participant's name together with the name of one or more other persons, in joint tenancy with right of survivorship or spousal community property, or in certain forms of trusts approved by the Committee.

12.4 Costs. Except as provided in this Section, all costs and expenses incurred in administering the Plan shall be paid by the Company. The Company shall pay brokerage fees, if any, which may be applicable to a Participant's exercise of an option pursuant to Section 9.1. Each Participant shall be responsible for any stamp duties, transfer taxes and any other brokerage fees applicable to participation in the Plan and such amounts shall be charged to the Account of such Participant by the Company.

12.5 Equal Rights And Privileges. All Eligible Employees shall have equal rights and privileges with respect to the Plan so that the Plan qualifies as an "employee stock purchase plan" within the meaning of
         Section 423 or any successor provision of the Code and the related regulations. Notwithstanding the express terms of the Plan, any provision of the Plan which is inconsistent with Section 423 or any successor provision of the Code shall without further act or amendment by the Company or the Board be reformed to comply with the requirements of Code Section 423. This Section 12.5 shall take precedence over all other provisions in the Plan.

12.6 Applicable Law. The Plan shall be governed by the substantive laws (excluding the conflict of laws rules) of the State of Delaware.

12.7 Amendment And Termination. The Board may amend, alter or terminate the Plan at any time; provided, however, that no amendment which would amend or modify the Plan in a manner requiring stockholder approval under Code Section 423, Rule 16b-3, or the requirements of any securities exchange on which the Common Stock is traded shall be effective unless, within one year after it is adopted by the Board, it is approved by the holders of a majority of the voting power of the Company's outstanding shares. In addition, the Committee may amend the Plan as provided in Section 3.3, subject to the conditions set forth therein and in this Section 12.7.

                  If the Plan is terminated, the Board may elect to terminate all outstanding options either prior to their expiration or upon completion of the purchase of shares on the next Purchase Date, or may elect to permit options to expire in accordance with their terms (and participation to continue through such expiration dates). If the options are terminated prior to expiration, all funds accumulated in Participants' Accounts as of the date the options are terminated shall be returned to the Participants as soon as administratively feasible.

12.8 No Rights Of Employment. Neither the grant nor the exercise of any rights to purchase shares under this Plan nor anything in this Plan shall impose upon the Company any obligation to employ or continue to employ any employee. The right of the Company or Participating Subsidiary to terminate any employee shall not be diminished or affected because any rights to purchase shares have been granted to such employee.

12.9 Requirements Of Law. The Company shall not be required to sell, issue, or deliver any shares of Common Stock under this Plan if such sale, issuance, or delivery might constitute a violation by the Company or the Participant of any provision of law. Unless a registration statement under the Securities Act is in effect with respect to the shares of Common Stock proposed to be delivered under the Plan, the Company shall not be required to issue such shares if, in the opinion of the Company or its counsel, such issuance would violate the Securities Act. Regardless of whether such shares of Common Stock have been registered under the Securities Act or registered or qualified under the securities laws of any state, the Company may impose restrictions upon the hypothecation or further sale or transfer of such shares (including the placement of appropriate legends on stock certificates) if, in the judgment of the Company or its counsel, such restrictions are necessary or desirable to achieve compliance with the provisions of the Securities Act, the securities laws of any state, or any other law or are otherwise in the best interests of the Company. Any determination by the Company or its counsel in connection with any of the foregoing shall be final and binding on all parties.

                  If, in the opinion of the Company and its counsel, any legend placed on a stock certificate representing shares of Common Stock issued under the Plan is no longer required in order to comply with applicable securities or other laws, the holder of such certificate shall be entitled to exchange such certificate for a certificate representing a like number of shares lacking such legend.

                  The Company may, but shall not be obligated to, register or qualify any securities covered by the Plan. The Company shall not be obligated to take any other affirmative action in order to cause the grant or exercise of any right or the issuance, sale, or deliver of shares pursuant to the exercise of any right to comply with any law.

12.10 Gender. When used herein, masculine terms shall be deemed to include the feminine, except when the context indicates to the contrary.

                             LASERSIGHT INCORPORATED
                                      PROXY
                  ANNUAL MEETING OF STOCKHOLDERS, JUNE 18, 1999

           This Proxy is solicited on behalf of the Board of Directors

     The undersigned hereby (i) appoints Michael R. Farris and Gregory L. Wilson and each of them as Proxy holders and attorneys, with full power of substitution to appear and vote all of the shares of Common Stock of LaserSight Incorporated which the undersigned shall be entitled to vote at the Annual Meeting of Stockholders of the Company, to be held on Friday, June 18, 1999 at 10:00 a.m. EDT, and at any adjournments thereof, hereby revoking any and all proxies previously given and (ii) authorizes and directs said Proxy holders to vote all of the shares of Common Stock of the Company represented by this Proxy as follows. If no directions are given below, said shares will be voted "FOR" Items 1, 2, 3, 4, 5 and 6.

(1) ELECTION OF DIRECTORS. J. Richard Crowley; Michael R. Farris; Terry A. Fuller, Ph.D.; Gary F. Jonas; Francis E. O'Donnell, Jr., M.D.; and David T. Pieroni.

     [ ] FOR all nominees listed                    [ ] WITHHOLD AUTHORITY
         (except as marked to the                       to vote for the nominees
         contrary below)                                listed

     (INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the following line.)

________________________________________________________________________________

(2)  Approve Amendment to 1995 Plan          [ ] FOR   [ ] AGAINST   [ ] ABSTAIN
(3)  Approve Amendment to Directors' Plan    [ ] FOR   [ ] AGAINST   [ ] ABSTAIN
(4)  Approve Amendment to Equity Incentive
       Plan                                  [ ] FOR   [ ] AGAINST   [ ] ABSTAIN
(5)  Approve Employee Stock Purchase Plan    [ [ FOR   [ ] AGAINST   [ ] ABSTAIN
(6)  Ratify appointment of
      independent auditors                   [ ] FOR   [ ] AGAINST   [ ] ABSTAIN
(7) In their discretion to act on any other matters which may properly come before the Annual Meeting.

                                       Please date, sign and return promptly
                                       in the accompanying envelope.

                                       Dated: ____________________________, 1999

                                       -----------------------------------------

                                       -----------------------------------------
                                                   (If held jointly)

                                       Your signature should be exactly the same
                                       as the  name  imprinted  herein.  Persons
                                       signing  as  executors,   administrators,
                                       trustees or in similar capacities should so indicate. For joint accounts, each joint owner must sign.

       The Board of Directors Recommends You Vote FOR the Above Proposals.

                             LASERSIGHT INCORPORATED
                                      PROXY
                  ANNUAL MEETING OF STOCKHOLDERS, JUNE 18, 1999

           This Proxy is solicited on behalf of the Board of Directors from the holders of Series C Preferred Stock

The undersigned hereby (i) appoints Michael R. Farris and Gregory L. Wilson and each of them as Proxy holders and attorneys, with full power of substitution to appear and vote all of the shares of Series C Preferred Stock of LaserSight Incorporated which the undersigned shall be entitled to vote at the Annual Meeting of Stockholders of the Company, to be held on Friday, June 18, 1999 at 10:00 a.m. EDT, and at any adjournments thereof, hereby revoking any and all proxies previously given and (ii) authorizes and directs said Proxy holders to vote all of the shares of Series C Preferred Stock of the Company represented by this Proxy as follows. If no directions are given below, said shares will be voted "FOR" Items 1, 2, 3, 4, 5 and 6.

(1) ELECTION OF DIRECTORS. J. Richard Crowley; Michael R. Farris; Terry A. Fuller, Ph.D.; Gary F. Jonas; Francis E. O'Donnell, Jr., M.D.;
     and David T. Pieroni.

     [ ] FOR all nominees listed                    [ ] WITHHOLD AUTHORITY
         (except as marked to the                       to vote for the nominees
         contrary below)                                listed

     (INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the following line.)

________________________________________________________________________________

(2)  Approve Amendment to 1995 Plan          [ ] FOR   [ ] AGAINST   [ ] ABSTAIN
(3)  Approve Amendment to Directors' Plan    [ ] FOR   [ ] AGAINST   [ ] ABSTAIN
(4)  Approve Amendment to Equity Incentive
       Plan                                  [ ] FOR   [ ] AGAINST   [ ] ABSTAIN
(5)  Approve Employee Stock Purchase Plan    [ ] FOR   [ ]  AGAINST  [ ] ABSTAIN
(6)  Ratify appointment of
       independent auditors                  [ ] FOR   [ ] AGAINST   [ ] ABSTAIN
(7) In their discretion to act on any other matters which may properly come before the Annual Meeting.

                                       Please date, sign and return promptly
                                       in the accompanying envelope.

                                       Dated: ____________________________, 1999

                                       -----------------------------------------

                                       -----------------------------------------
                                                    (If held jointly)

                                       Your signature should be exactly the same
                                       as the  name  imprinted  herein.  Persons
                                       signing  as  executors,   administrators,
                                       trustees or in similar capacities should so indicate. For joint accounts, each joint owner must sign.

       The Board of Directors Recommends You Vote FOR the Above Proposals.

                             LASERSIGHT INCORPORATED
                                      PROXY
                  ANNUAL MEETING OF STOCKHOLDERS, JUNE 18, 1999

           This Proxy is solicited on behalf of the Board of Directors from the holders of Series D Preferred Stock

The undersigned hereby (i) appoints Michael R. Farris and Gregory L. Wilson and each of them as Proxy holders and attorneys, with full power of substitution to appear and vote all of the shares of Series D Preferred Stock of LaserSight Incorporated which the undersigned shall be entitled to vote at the Annual Meeting of Stockholders of the Company, to be held on Friday, June 18, 1999 at 10:00 a.m. EDT, and at any adjournments thereof, hereby revoking any and all proxies previously given and (ii) authorizes and directs said Proxy holders to vote all of the shares of Series D Preferred Stock of the Company represented by this Proxy as follows. If no directions are given below, said shares will be voted "FOR" Items 1, 2, 3, 4, 5 and 6.

(1) ELECTION OF DIRECTORS. Juliet Tammenoms Bakker; J. Richard Crowley; Michael R. Farris; Terry A. Fuller, Ph.D.; Gary F. Jonas; Francis E. O'Donnell, Jr., M.D.; and David T. Pieroni.

     [ ] FOR all nominees listed                    [ ] WITHHOLD AUTHORITY
         (except as marked to the                       to vote for the nominees
         contrary below)                                listed

     (INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the following line.)

________________________________________________________________________________

(2)  Approve Amendment to 1995 Plan          [ ] FOR   [ ] AGAINST   [ ] ABSTAIN
(3)  Approve Amendment to Directors' Plan    [ ] FOR   [ ] AGAINST   [ ] ABSTAIN
(4)  Approve Amendment to Equity Incentive
       Plan                                  [ ] FOR   [ ] AGAINST   [ ] ABSTAIN
(5)  Approve Employee Stock Purchase Plan    [ ] FOR   [ ] AGAINST   [ ] ABSTAIN
(6)  Ratify appointment of
      independent auditors                   [ ] FOR   [ ]  AGAINST  [ ] ABSTAIN
(7) In their discretion to act on any other matters which may properly come before the Annual Meeting.

                                       Please date, sign and return promptly
                                       in the accompanying envelope.

                                       Dated: ____________________________, 1999

                                       -----------------------------------------

                                       -----------------------------------------
                                                    (If held jointly)

                                       Your signature should be exactly the same
                                       as the  name  imprinted  herein.  Persons
                                       signing  as  executors,   administrators,
                                       trustees or in similar capacities should so indicate. For joint accounts, each joint owner must sign.

       The Board of Directors Recommends You Vote FOR the Above Proposals.